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FINOVA                                               LOAN AND SECURITY AGREEMENT
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                                                                   Exhibit 10.15

FINOVA

                                   MASTER LOAN
                             AND SECURITY AGREEMENT

BORROWER:             BERKSHIRE RENOVATION, LLC
                      ENCINO RENOVATION, LLC
                      ROSSMORE RENOVATION, LLC


ADDRESS:              c/o ARV ASSISTED LIVING, INC.
                      245 FISCHER AVENUE, D-1
                      COSTA MESA, CALIFORNIA  92626

TAX ID NO.:           SEE SCHEDULE, SECTION 9.16
DATED AS OF:          OCTOBER 30, 1998

THIS MASTER LOAN AND SECURITY AGREEMENT ("Agreement") dated the date set forth above, is entered into by and between the borrowers named above (individually, a "Borrower," and collectively, the "Borrowers"), whose primary addresses are as set forth on the Schedule, and who may be given notice at the address set forth above, and FINOVA CAPITAL CORPORATION ("FINOVA"), whose address is 311 South Wacker Drive, Suite 4400, Chicago, Illinois 60606, for the purpose of financing the acquisition by each of the above Borrowers of an assisted living community (hereinafter referred to collectively as the "Facilities") and the construction of certain improvements and upgrades to each Facility's physical plant. As used herein, the terms "Borrower" and "Borrowers" shall mean and apply to each of the above-referenced entities, both individually and collectively. As a result, any provision of this Agreement which imposes an affirmative obligation on Borrower or Borrowers to perform some duty or obligation shall apply equally to all entities comprising Borrower, and each provision hereof imposing a negative restriction obligating Borrower or Borrowers to avoid or refrain from a specified activity or conduct shall be construed to apply equally to each entity comprising Borrower.

1.      LOANS.

        1.1 Total Facility. Upon the terms and conditions set forth herein and provided that no Event of Default or Incipient Default shall have occurred and be continuing, FINOVA shall, upon Borrower's request and subject to the other terms and conditions of this Agreement, make advances to Borrower in an aggregate outstanding principal amount not to exceed the Total Facility amount (the "Total Facility") set forth on the schedule hereto (the "Schedule"). The
Schedule is an integral part of this Agreement and all references to "herein", "herewith" and words of similar import shall for all purposes be deemed to include the Schedule.

        1.2 Loans. Advances under the Total Facility (the "Loans" and individually, a "Loan") shall be comprised of the amounts shown on the Schedule.

        1.3 Loan Account. All Advances made hereunder shall be added to and deemed part of the Obligations when made. FINOVA may from time to time charge all Obligations of Borrower to Borrower's loan account with FINOVA.

2.      CONDITIONS PRECEDENT.

        2.1 Initial Advance. The obligation of FINOVA to make the initial Advance hereunder is subject to the fulfillment, to the satisfaction of FINOVA and its counsel, of each of the following conditions on or prior to the date set forth on the Schedule. To the extent individual items below relate to the Facilities or the Collateral, such items shall be interpreted to refer solely to the individual Facility to be acquired or developed by an individual Borrower and the other Collateral to be provided by such Borrower, on a Borrower by Borrower basis. Such conditions are designated with an "*":

                (a) Loan Documents. FINOVA shall have received (i) each of the Loan Documents, executed by each of the parties thereto and, if applicable, duly acknowledged for


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FINOVA                                               LOAN AND SECURITY AGREEMENT
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        recording or filing in the appropriate governmental offices; and (ii)
        such other documents, instruments and agreements in connection herewith as FINOVA shall reasonably require, executed, certified and/or acknowledged by such parties as FINOVA shall designate. Except to the extent specifically required under this Agreement, the Loan Documents shall be delivered by each of the individual Borrowers separately, in connection with the individual Closing applicable to such Borrower with respect to its particular Facility. In addition to this Agreement and the Schedule, which shall be executed and delivered by all Borrowers collectively, the Projected Cash Shortfall Protection and the Operating Deficit and Deficiency Payment Agreement shall be executed and delivered by ARV, or jointly by ARV and Vintage ABR Hillsdale, respectively, concurrently with the execution and delivery of this Agreement;

                (b) Termination By Existing Lender. Borrower's existing lender(s) shall have executed and delivered UCC Termination Statements and other documents evidencing the termination of its liens and security interest in the assets of Borrower;

                (c) Charter Documents. FINOVA shall have received copies of Borrower's, ARV's, and Vintage ABR Hillsdale's Articles of Organization, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Borrower;

                (d) Good Standing. FINOVA shall have received a certificate of standing with respect to Borrower and, if required by FINOVA, with respect to the other Loan Parties, dated within ten (10) Business Days of the Closing Date, by the Secretary of State of the state of organization of Borrower or such Loan Party (other than a Borrower's general contractor, architect, and/or engineer), which certificate shall indicate that Borrower or such Loan Party is in good standing in such state;

                (e) Foreign Qualification. FINOVA shall have received certificates of foreign qualification with respect to Borrower, dated within ten (10) Business Days of the Closing Date, issued by the secretary of state of each state in which Borrower's failure to be duly qualified or licensed will have a material adverse affect on the financial condition or assets of Borrower, indicating that Borrower is in good standing;

                (f) References and Searches. Satisfactory customer, vendor, credit and bank reference checks and satisfactory UCC, tax lien, judgment and litigation searches on each Borrower and on each of ARV, Vintage ABR Hillsdale, and Vintage ABR Development, all to be performed or obtained by FINOVA at Borrower's expense. With respect to any such entity which is newly formed, FINOVA agrees to coordinate with Borrowers relative to the appropriate scope of searches to be requested, and to consider alternate methods of obtaining assurance that such entities have not incurred debt or other liabilities, and have not become subject to any liens, subsequent to their formation. With respect to any entity which is a reporting company to the Securities and Exchange Commission (the "SEC"), FINOVA agrees to accept copies of such entity's SEC reports in lieu of conducting searches, to the extent such reports set forth in reasonable detail comparable information to that being sought by FINOVA. Without limiting the scope of the bank reference checks described above, FINOVA shall be satisfied that ARV has not been in monetary default with respect to its existing lending arrangements, and that no covenant defaults which may have occurred were formally declared as such by the applicable lending institution;

                (g) Authorizing Resolutions and Incumbency. FINOVA shall have received a certificate from the managing members of Borrower attesting to (i) the adoption of resolutions by Borrower's members authorizing the borrowing of money from FINOVA and execution and delivery of this Agreement and the other Loan Documents to which Borrower is a party, and authorizing specific officers of Borrower to execute same, and (ii) the authenticity of original specimen signatures of such officers;

                (h) Insurance.* FINOVA shall have received the insurance certificates and certified copies of policies required by Section 4.4 hereof, in form and substance reasonably satisfactory to FINOVA and its counsel;

                (i) No Material Adverse Changes. Prior to the Closing Date, there shall have occurred no material adverse change in the financial condition of Borrower, the Facilities, ARV, or Vintage from that shown on the financial statements for Borrower, ARV, or Vintage, as applicable, most recently delivered to FINOVA prior to the date hereof (which shall not be dated earlier than forty-five (45) days prior to the Closing) or in the Collateral from the date the Collateral was last inspected by FINOVA. At the closing, Borrower shall deliver to FINOVA an officer's certification confirming that Borrower is unaware of the existence of any such material adverse change in Borrower's financial condition;

                (j) Searches; Certificates of Title.* FINOVA shall have received searches reflecting the filing of its financing statements and fixture filings in such jurisdictions as it shall determine;

                (k) Governmental Approvals.* Borrower shall deliver to FINOVA, and FINOVA shall be satisfied with all certificate(s) of occupancy for the Facilities, any environmental licenses or approvals for operation within or on the Real Property, if any; and any other applicable governmental permits, approvals, consents, licenses and certificates for the use and operation of the Property or which may affect the value of the Collateral, including without limitation any and all Licenses. FINOVA shall have reviewed and approved the regulatory scheme having jurisdiction over assisted living communities in the states in which the Facilities are located;

                (l) Title Insurance Commitment.* Borrower shall deliver to FINOVA a commitment (the "Title Commitment") to issue an ALTA extended coverage lender's policy of title insurance or equivalent form acceptable to FINOVA (the "Title Policy") underwritten by a title company acceptable to FINOVA (the "Title Company") in an amount not less than the amount of the Loan and insuring the lien of the Mortgage to be a first priority lien on the Real Property, subject only to the Permitted Encumbrances and including such reasonable endorsements and co-insurance as FINOVA requires in its discretion. The Title Policy shall contain no exception for mechanics' or materialmen's liens and shall otherwise be satisfactory in form and substance to FINOVA;

                (m) Survey.* Borrower shall deliver to FINOVA an ALTA/ACSM survey (or a survey prepared in accordance with equivalent state standards acceptable to FINOVA) of the Real Property by a licensed surveyor acceptable to FINOVA and the Title Company dated not more than sixty (60) days prior to the Closing Date and certified in favor of Borrower, FINOVA, and the Title Company (which certification shall be in a form acceptable to FINOVA and the Title Company) showing, without limitation, the location of any existing improvements contained in the Facilities, means of ingress and egress to a public right of way, and all easements and other title exceptions able to be located thereon;

                (n) Taxes.* Borrower shall provide evidence that all taxes and assessments levied against or affecting Borrower or the Collateral (including payroll taxes) have been paid current; or in the event Borrower has commenced a legal or administrative challenge to any such tax or assessment, evidence that such liability has been bonded over, or that funds for the payment thereof (in the amount of the original assessment) have been escrowed with an independent third party with provisions for the payment thereof satisfactory to FINOVA;

                (o) Fees. Borrower shall have paid all fees payable by it on the Closing Date pursuant to this Agreement;

                (p) Opinion of Counsel. FINOVA shall have received an opinion of Borrower's counsel covering such matters as FINOVA shall determine in its sole discretion;


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FINOVA                                               LOAN AND SECURITY AGREEMENT
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                (q) Officer's Closing Certificate.* FINOVA shall have received a certificate from the managing members of each Borrower, attesting to the accuracy of each of the representations and warranties of Borrower set forth in this Agreement, the fulfillment of all conditions precedent to the initial Advance hereunder and the compliance with all covenants;

                (r) Solvency Certificate.* If requested by FINOVA, a signed certificate of the Borrower's managing members concerning the solvency and financial condition of Borrower, in a form acceptable to FINOVA;

                (s) Mortgage Banker. FINOVA has received and approved evidence that any fee due to any broker or mortgage banker retained by Borrower to arrange the Loan has been paid or shall be paid at Closing. In any event, all such fees are to be borne solely by Borrower, and Borrower shall indemnify and hold FINOVA harmless from any liability for the payment of such brokerage fees.

                (t) Hazardous Waste; Structural and Mechanical.* Borrower shall provide to FINOVA, at Borrower's sole cost and expense, a structural inspection report and mechanical inspection report covering the real and personal property components of the Collateral prepared by a construction consultant or engineer either selected or recommended by FINOVA or otherwise reasonably acceptable to FINOVA. To the extent that such report requires the making of any Capital Expenditures, Borrower shall include such Capital Expenditures in its Budget, and FINOVA's inspector shall have reviewed and approved the Budget. Borrower shall also provide to FINOVA, at Borrower's sole cost and expense, a Phase I Environmental Site Assessment of the Property (the "Site Assessment"). The results of such Site Assessment and structural and mechanical inspections must be satisfactory to FINOVA. FINOVA has the right to require Borrower to retain the services of an environmental engineer and/or structural/mechanical engineer either selected or recommended by FINOVA, or otherwise reasonably acceptable to FINOVA, to perform such additional structural and mechanical assessments and/or any additional environmental investigations as may be required by FINOVA, in its discretion. Such investigations may include but are not limited to soil and ground water testing to fully identify the scope of any environmental issues impacting the Real Property and/or an assessment of the mechanical and structural fitness of the improvements located on the Real Property. All costs incurred in performing any additional investigation, whether environmental, structural or mechanical, shall be borne by Borrower. If any environmental, structural and/or mechanical issues exist prior to the closing of the Loan, FINOVA reserves the right, in its discretion, to terminate this Agreement if FINOVA in good faith believes that such issues materially and adversely effect either the applicable Real Property, the Facility located thereon, or both. However, if FINOVA determines, that known environmental, structural and/or mechanical problems with respect to the Real Property are capable of being resolved at a reasonable cost, FINOVA may proceed with the closing and funding of the Loan provided that sufficient funds, as determined by FINOVA, are held back from the Loan proceeds and deposited into an escrow account for the purpose of securing all aspects of correcting the subject environmental, structural and/or mechanical problems. Release of such escrowed funds will be controlled exclusively by FINOVA;

                (u) Zoning.* Borrower shall provide evidence satisfactory to FINOVA that the Real Property is properly zoned for its present and contemplated use and that any and all zoning stipulations have been complied with, together with evidence that Borrower has obtained a special use permit and any other permits or approvals necessary, under applicable zoning regulations, to use each of the Facilities for their intended purpose;

                (v) Access, Parking and Common Areas.* FINOVA shall be satisfied that all easements and other agreements providing for public access to, adequate parking for, and the maintenance of any and all common areas related to the Facilities are in effect, fully enforceable, and fully assignable to FINOVA as part of its collateral for the Loan and that the Property has legal access to publicly dedicated streets. In that regard, FINOVA shall have received satisfactory evidence that the ratio of parking spaces to number of residents for each of the Facilities is in compliance with all applicable codes and regulations;

                (w) Utilities.* Borrower shall provide evidence satisfactory to FINOVA that all utilities, including without limitation, water, sewer, gas and electricity, are available to the Facilities in amounts necessary for its present and contemplated use;

                (x) Construction Information.* Borrower shall provide FINOVA with legible copies of all ongoing construction agreements for any and all construction on the Real Property (and all permits therefor), as-built plans and specifications for the buildings (to the extent available), any warranties for building systems and all service contracts for building systems affecting the Facilities;

                (y) Review and Approval of Property-Related Documentation.* Borrower shall have provided to FINOVA, and FINOVA shall have reviewed and approved all documentation deemed material by FINOVA to the operation and present and contemplated use of the Facilities. Such material shall include, without limitation, all license or franchise agreements; employment or management agreements; warranties; service and/or support maintenance agreements; reservation system agreements; service contracts; parking, common area and common wall easement agreements and management agreements currently in effect. Borrower shall further have provided evidence satisfactory to FINOVA that the Management Agreement has been amended to provide for the payment of management fees in an amount no greater than that set forth in the Negative Covenants section of the Schedule;

                (z) Equipment Leases.* FINOVA shall have reviewed and approved such leases and financing agreements covering furniture, fixtures, equipment and other personal property used on the Property (the "Equipment Leases") as FINOVA requests to review. The obligations under the Equipment Leases shall be considered "indebtedness for borrowed money", "debt" and "expense" of Borrower for purposes of this Agreement. In addition, Borrower shall use its best efforts to provide to FINOVA written agreements from each of the equipment lessors or financiers under such Equipment Leases as FINOVA deems material granting to FINOVA rights to notice and cure upon any default by Borrower under such Equipment Leases;

                (aa) Title Insurance Policy.* Borrower shall have provided to FINOVA the Title Policy as defined in Section 2.1(l) hereof together with evidence that the liens and security interests to be granted to FINOVA have been duly perfected as first and prior liens and security interests, and that there are no other financing statements or liens filed against Borrower, or the property of Borrower except for the Permitted Encumbrances. In lieu of the Title Policy, Borrower may deliver an irrevocable commitment from the Title Company to insure the Mortgage as a first and prior mortgage subject only to the Permitted Encumbrances;


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FINOVA                                               LOAN AND SECURITY AGREEMENT
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                (bb) Pro Forma Financial Statements.* FINOVA has received and approved a pro forma balance sheet and cash flow projections of Borrower effective as of the Loan Closing and assuming an advance of the full amount of the Loan has been made. Such balance sheets and cash flow projections shall show that the Borrower will have a tangible net worth in a minimum amount to be considered solvent immediately following initial funding of the Loan, that the Borrower will have reasonably sufficient capital for the conduct of its business following initial funding of the Loan, and that the Borrower will not incur debts beyond its ability to pay such debts as they mature;

                (cc) ADA Compliance.* As of the Closing Date, the Facilities and the applicable Borrower's employment practices shall be in compliance with the Americans with Disabilities Act of 1990 ("ADA"), or, if any renovations of Borrower's facilities or modifications of Borrower's employment practices shall be required to bring them into compliance with the ADA, review and approval by FINOVA of Borrower's proposed plan to come into such compliance. Borrower shall deliver representations and warranties to FINOVA concerning Borrower's compliance with the ADA, and no evidence shall have come to the attention of FINOVA indicating that Borrower is not in compliance with the ADA (except to the extent that FINOVA has reviewed and approved Borrower's plan to come into compliance);

                (dd) Disclosure. There shall not have occurred any determination by FINOVA that Borrower has failed to disclose any material fact or misrepresented any material fact reasonably relied upon by FINOVA in issuing the Commitment;

                (ee) Events of Default. No Event of Default and no Incipient Default shall have occurred and be continuing.

                (ff) Schedule Conditions. Borrower shall have complied with all additional conditions precedent as set forth in the Schedule attached hereto; and

                (gg) Other Matters. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed and recorded and shall be in form and substance satisfactory to FINOVA and its counsel.

        2.2 Construction Term Advances - General Conditions. The obligation of FINOVA to make Advances of the Loan is subject to the fulfillment, to the satisfaction of FINOVA and its counsel, of each of the following conditions, in addition to the conditions set forth above and set forth in Section 2.1 above:

               (a) Borrower shall have provided to FINOVA and FINOVA shall have approved in all respects:

                    (i) The general Construction Contract with the General
                Contractor, covering the Work (as the same may be modified from time to time with FINOVA's prior written consent, the "General Contract"), which shall be a "stipulated sum" (i.e., guaranteed maximum price) contract reflecting a total cost of construction in an amount not greater than the construction costs reflected in the Budget, and which shall provide, without limitation (a) terms regarding the timing and manner of payments to the General Contractor acceptable to FINOVA; (b) that the Work shall be fully completed for the guaranteed fixed or maximum price (as approved by FINOVA); (c) that the General Contractor must begin and complete construction by certain specified dates in accordance with the Loan Documents; (d) each Borrower must have committed to an acceptable schedule of construction prior to the first Advance made with respect to such Borrower; and (e) change orders will be permitted only up to amounts of Ten Thousand Dollars ($10,000) for any single occurrence and up to One Hundred Thousand Dollars ($100,000) in the aggregate;

                    (ii) Consent from the General Contractor and any other
                Contractor to the assignment of their contracts to FINOVA; and such certificates and financial information as FINOVA may request from the General Contractor and any other direct Contractors regarding their financial viability, the adequacy of the Budget and such other matters as FINOVA may deem appropriate;

                    (iii) A list of all Contractors and major sub-Contractors
                who will perform work (including a summary of trades for which each such sub-Contractor shall be responsible) and a resume and client references for the General Contractor and major sub-Contractors. FINOVA shall have reviewed and approved the financial statements, client and project list, and client references with respect to the General Contractor and such major sub-contractors. Without limiting the generality of the foregoing, FINOVA must be satisfied with the financial strength and qualifications of the General Contractor and all major sub-contractors;

                    (iv) The Architect/Engineer Agreement and consent to the
                assignment of that agreement to FINOVA; such certificates as FINOVA may require from the Architect/Engineer regarding the adequacy of the Plans (including, without limitation, their compliance with the Americans With Disabilities Act and all other applicable laws and regulations) and the Budget and such other matters as FINOVA may deem pertinent;

                    (v) The Plans which shall indicate that they have been
                approved by all necessary governmental authorities;

                    (vi) The Budget;

                    (vii) A detailed draw schedule;

                    (viii) The Work Progress Schedule;

                    (ix) All other Principal Work-Related Items and all other
                Contracts, Intangibles, Licenses and Permits;

                    (x) A payment and performance bond or bonds which is/are
                issued by a surety satisfactory to FINOVA and in a form satisfactory to FINOVA, covering contracts for the Improvements and naming FINOVA as co-obligee;

                    (xi) A soils test report with respect to the suitability of the soils on the Real Property for purposes of constructing the Work;

                    (xii) If required by FINOVA, a traffic study with respect to the impact of existing and anticipated traffic upon the Facilities;

                    (xiii) A flood and drainage study with respect to the Real
                Property and the Improvements;

                    (xiv) Financial statements for the last two (2) years and
                federal employer tax identification numbers for the General Contractor, any other direct Contractors, and, if required by FINOVA, the major sub-Contractors; and

                    (xv) Copies of all other direct contracts with Contractors and all major sub-Contracts all of which shall be acceptable to FINOVA.

               (b) FINOVA's representatives shall have completed an inspection of each Facility and shall be satisfied in their Permitted Discretion with the findings of such inspection. FINOVA shall have received a satisfactory report from FINOVA's Inspector.

               (c) FINOVA shall have received satisfactory evidence that Borrower has obtained all necessary approvals and permits of governmental agencies having jurisdiction over each Facility for the construction of the Improvements.

               (d) FINOVA shall have approved the manner in which construction costs will be paid.

               (e) Borrower shall not have commenced any Work on the Real Property prior to recordation of the Mortgage, if it would affect priority of the Mortgage.

               (f) Adverse Events Affecting ARV. In the event that, during the construction phase of the Facilities, ARV goes into material default with respect of its lending arrangements, FINOVA shall have the right, at FINOVA's option, to withdraw FINOVA's commitment to fund the acquisition and development of the Facility by any Borrower as to which such Borrower's Closing has not yet occurred (but without such event giving rise to an Event of Default under any portion of the Loan as to which a Closing has occurred unless such event would independently constitute an Event of Default under the Projected Cash Shortfall Protection). For purposes hereof, the term "Material Default" means a monetary default resulting


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FINOVA                                               LOAN AND SECURITY AGREEMENT
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either from the failure of ARV to make one or more then due payments aggregating in excess of $250,000 (including, without limitation, any failure to pay Indebtedness in excess of $250,000 which has become due pursuant to an acceleration of the maturity of such Indebtedness), an event of insolvency or bankruptcy, or any default pursuant to which the lender under such lending arrangement gives ARV a default notice.

        2.3 Conditions Specific to Individual Construction Term Advances. In addition to all other terms and conditions set forth herein, each Advance shall be subject to satisfaction of all of the following conditions and limitations:

               (a) Advances shall be made no more frequently than monthly as the Work progresses and each such monthly disbursement shall be based upon actual completed work in place rather than upon percentage of completion. Each Advance shall be in an amount not to exceed ninety percent (90%) of expenditures for labor performed and materials supplied in connection with the construction of the Improvements for the period immediately proceeding that particular Advance (provided that FINOVA may, but shall not be obligated to, advance more than ninety percent (90%) of the costs of certain materials, if deemed appropriate by FINOVA in its sole discretion, exercised in good faith,).

               (b) FINOVA shall have no obligation to make an Advance (including, without limitation, the initial Advance) if the undisbursed portion of the Loan (or, in reference to the initial Advance, the full Loan amount) is less than the remaining Completion Costs, as defined in Section 23 of the Construction Covenants Section, until Borrower has deposited the Required Completion Assurance Deposits.

               (c) FINOVA shall withhold from each Work-Related Advance an amount equal to ten percent (10%) of such costs (the "Basic Retainage") or such greater amount as is provided for in the General Contract or any other Construction Contract for the Work (such greater amount being referred to herein as the "Additional Retainage"). The Basic Retainage shall be funded by FINOVA to, or at the direction of, Borrower upon Borrower's written certification to FINOVA that all "punch list items" have been resolved to Borrower's satisfaction, accompanied by a certificate from the Borrower's Architect/Engineer and FINOVA's Inspector certifying to the same, and subject to FINOVA's approval of such items. The Additional Retainage shall be released at the times specified in the applicable Construction Contract;

               (d) Each Work-Related Advance shall be conditioned upon FINOVA's receipt and approval of all items required to be delivered by Borrower pursuant to Exhibit E hereof.

               (e) Advances shall be subject to the receipt of the Title Policy, Title Policy endorsements required pursuant to Section 16 of the Construction Covenants Section , trailing mechanics' and materialmen's lien waivers on a thirty (30) day basis and any surveys required pursuant to Section 18 of the Construction Covenants Section.

               (f) FINOVA will make the initial Advance and the final Advance directly to the Title Agent. Other Advances may, at Borrower's election, be made directly to Borrower provided that all conditions precedent to the making of an Advance have been satisfied.

               (g) FINOVA shall have the right to approve or disapprove disbursements for stored or ordered goods. Without limiting the generality of such right, FINOVA may condition its approval of disbursements of the Loan for payments of or deposits upon stored or ordered goods upon FINOVA's prior receipt of the following:

                    (i) Evidence satisfactory to FINOVA that such goods are
                covered by the insurance policies required to be delivered pursuant to the Loan Agreement;

                    (ii) Evidence satisfactory to FINOVA from the vendor of such goods that, upon full payment to the vendor, ownership of such goods will vest in the name of Borrower free and clear of any liens or claims of the vendor or any other third party;

                    (iii) (a) Evidence satisfactory to FINOVA that the goods are and upon disbursement shall be stored upon the Real Property in a manner which is adequate to protect the goods against theft and damage and otherwise satisfactory to FINOVA; or

                          (b) if the goods will not be stored upon the Real
                    Property at disbursement, evidence (including the original warehouse receipt) satisfactory to FINOVA that the goods are being fabricated or sold by a reputable and creditworthy vendor, that the goods are being or will be stored in a bonded warehouse or storage yard unless the goods are still being fabricated and that the warehouse or storage yard has been notified of FINOVA's security interest.

               (h) FINOVA shall have been provided with paid invoices relating to the construction of Improvements for all Work through the date of the previous Advance.

               (i) No intervening matters shall have affected the priority of FINOVA's Mortgage.

               (j) FINOVA shall have been provided with a certification by Borrower, Borrower's supervising architect, the General Contractor and FINOVA's Inspector that: (a) all Work was performed in substantial accordance with the Plans; (b) all governmental licenses and permits required for the Improvements as then completed have been obtained; (c) the Improvements as then completed do not violate and if further completed in accordance with the Plans will not violate any law, ordinance, rule or regulation or any covenant, condition or restriction affecting the Facility; (d) the remaining undisbursed proceeds of the Loan are sufficient to pay for the completion of the Improvements; and (e) the Advance is in an amount not in excess of the value of the Work and materials for which the Advance is requested.

               (k) FINOVA shall have been provided with evidence that any inspections required by any governmental authority having jurisdiction over the Facility have been completed with results satisfactory to that authority.

               (l) There shall exist no Event of Default or Incipient Default, and FINOVA shall have been provided with a certification to that effect from Borrower.

3.      INTEREST RATE AND OTHER CHARGES.

        3.1 Interest; Fees. Borrower shall pay FINOVA interest on the daily outstanding balance of Borrower's loan account at the per annum rate set forth on the Schedule. Borrower shall also pay FINOVA the fees set forth on the Schedule.

        3.2 Default Interest Rate. Upon the occurrence and during the continuation of an Event of Default, Borrower shall pay FINOVA interest on the daily outstanding balance of Borrower's loan account at a rate per annum (the "Default Rate") which is two percent (2%) in excess of the rate which would otherwise be applicable thereto pursuant to the Schedule.

        3.3 Inspection Costs. Borrower shall pay FINOVA's reasonable travel expenses and other out-of-pocket expenses incurred in inspecting the Facilities on a periodic basis throughout the term of the Loan. Such inspections shall occur no less frequently than monthly during the period of construction of the improvements, and no less frequently than annually following the Conversion Date. With respect to annual inspections following the Conversion Date, the aggregate cost of such inspections which is required to be borne collectively by Borrowers hereunder and by the Loan B Borrowers (in the absence of any Event of Default) shall not exceed $12,000. At any time during the continuance of an Event of Default, all costs of inspection shall be borne by Borrowers without regard to the preceding limitation.

        3.4 Excess Interest.

                (a) The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth on the Schedule, calculated and applied to the principal balance of the Obligations in accordance with the provisions of this Agreement; (ii) interest after an Event of Default, calculated and applied to the amount of the Obligations in accordance with the provisions hereof; and (iii) all Additional Sums (as herein defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. The examination fees, attorneys' fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, loan fees, facility fees, prepayment premiums, other charges, goods, things in action or any other sums or things of value paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to this Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by


                                       5


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FINOVA                                               LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

        Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

                (b) It is the intent of the parties to comply with the usury laws of the State of Arizona (the "Applicable Usury Law"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Agreement, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Agreement or such documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law (the "Maximum Interest Rate"). In the event (a) any such excess of interest otherwise would be contracted for, charged or received from Borrower or otherwise in connection with the loan evidenced hereby, or
        (b) the maturity of the Obligations is accelerated in whole or in part, or (c) all or part of the Obligations shall be prepaid, so that under any of such circumstances the amount of interest contracted for, shared or received in connection with the loan evidenced hereby, would exceed the Maximum Interest Rate, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower nor any other person or entity now or hereafter liable for the payment of the Obligations shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of the Obligations or refunded to Borrower, at FINOVA's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, to the extent that interest paid to the date of calculation does not exceed the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred provided that once the entire amount of interest that would have otherwise been collected is collected, FINOVA will charge the lesser of the Maximum Interest Rate and the interest rate set forth on the Schedule; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

4.      COLLATERAL.

        4.1 Security Interest in the Collateral. To secure the payment and performance of the Obligations when due, Borrower hereby (i) grants to FINOVA a first priority security interest in all of Borrower's now owned or hereafter acquired or arising Receivables, Inventory, Equipment, Trademarks and Licenses and Patents, and General Intangibles, including, without limitation, all of Borrower's Deposit Accounts, Investment Property (as defined in Section 9-115 of the Code), real estate (including the Real Property), money, any and all property now or at any time hereafter in FINOVA's possession (including claims and credit balances), and all proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products and all books and records and computer data related to any of the foregoing, and
(ii) assigns, transfers and sets over to FINOVA all of its right, title and interest, powers, privileges and other benefits of all leases, rental agreements and related documents entered into by Borrower with respect to any Equipment leased by Borrower, together with all income, proceeds and other benefits thereof (all of the foregoing, together with all other property in which FINOVA may be granted a lien or security interest, is referred to herein, collectively, as the "Collateral"). In addition, each Borrower hereby grants to FINOVA a first priority security interest in all of Borrower's now owned or hereafter acquired or arising Collateral, for purposes of securing the payment and performance of all obligations owed by the Loan B Borrowers to FINOVA with respect to Loan B.

        4.2 Perfection and Protection of Security Interest. Borrower shall, at its expense, take all actions reasonably requested by FINOVA at any time to perfect, maintain, protect and enforce FINOVA's first priority security interest and other rights in the Collateral and the priority thereof from time to time, including, without limitation, (i) executing and filing financing or continuation statements and amendments thereof and executing and delivering such documents and titles in connection with motor vehicles as FINOVA shall require, all in form and substance satisfactory to FINOVA, (ii) maintaining an accounting system satisfactory to FINOVA and complete and accurate stock records, (iii) placing notations on Borrower's books of account to disclose FINOVA's security interest therein and (iv) delivering to FINOVA all letters of credit on which Borrower is named beneficiary. If FINOVA requests Borrower's execution of a financing statement and Borrower does not execute such financing statement(s) within three (3) Business Days of such request, FINOVA may file, without Borrower's signature, one or more financing statements disclosing FINOVA's security interest under this Agreement. Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. From time to time, Borrower shall, upon FINOVA's request, execute and deliver confirmatory written instruments pledging the Collateral to FINOVA, but Borrower's failure to do so shall not affect or limit FINOVA's security interest or other rights in and to the Collateral. Until the Obligations have been fully satisfied and FINOVA's obligation to make further advances hereunder has terminated, FINOVA's security interest in the Collateral shall continue in full force and effect.

        4.3 Preservation of Collateral. After an Event of Default or if FINOVA requests Borrower to take such action and Borrower does not take such action within five (5) Business Days of such request (provided, however, that FINOVA shall be permitted to take action more quickly in the event there exists a threat of imminent damage to or loss of the Collateral), then FINOVA may in its Permitted Discretion, at any time discharge any lien or encumbrance on the Collateral or bond the same, pay any insurance, maintain guards, pay any service bureau, obtain any record or take any other action to preserve the Collateral and charge the cost thereof to Borrower's loan account as an Obligation.

        4.4 Insurance. Borrower will maintain and deliver evidence to FINOVA of such insurance as is required by FINOVA, written by insurers, in amounts, and with mortgagee's and lender's loss payee and other endorsements, reasonably satisfactory to FINOVA. All premiums with respect to such insurance shall be paid by Borrower as and when due. Accurate certificates evidencing such policies, together with supporting endorsements satisfactory to FINOVA, shall be delivered by Borrower to FINOVA. If requested by FINOVA, Borrower shall deliver complete copies of its insurance policies to FINOVA. If Borrower fails to comply with this Section, FINOVA may (but shall not be required to) procure such insurance at Borrower's expense and charge the cost thereof to Borrower's loan account as an Obligation.

5.      EXAMINATION OF RECORDS; FINANCIAL REPORTING.

        5.1. Examinations. FINOVA shall at all reasonable times and during normal business hours (absent the occurrence of an Event of Default) have full access to and the right to examine, audit, make abstracts and copies from and inspect Borrower's records, files, books of account and all other documents, instruments and agreements relating to the Collateral and the right to check, test and appraise the Collateral. Borrower shall deliver to FINOVA any instrument necessary for FINOVA to obtain records from any service bureau maintaining records for Borrower. All instruments and certificates prepared by Borrower showing the value of any of the Collateral shall be accompanied, upon FINOVA's request, by copies of related purchase orders and invoices. FINOVA may, at any time after the occurrence of an Event of Default, remove from Borrower's premises Borrower's books and records (or copies thereof) or require Borrower to deliver such books and records or copies to FINOVA. FINOVA may, without expense to FINOVA, use such of Borrower's personnel, supplies and premises as may be reasonably necessary for maintaining or enforcing FINOVA's security interest.

        5.2. Reporting Requirements. (a) Each Borrower shall furnish FINOVA, upon request, such information and statements as FINOVA shall request from time to time regarding Borrower's business affairs, financial condition and the results of its operations. Without limiting the generality of the foregoing, Borrower shall provide FINOVA with: (i) within


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FINOVA                                               LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

thirty (30) days after the end of each month, unaudited financial statements for Borrower with respect to the prior month prepared on a basis consistent with such statements prepared in prior months and otherwise in accordance with GAAP;
(ii) annual audited financial statements for each Borrower, prepared in accordance with GAAP applied on a basis consistent with the most recent Prepared Financials provided to FINOVA by Borrower, including balance sheets, income and cash flow statements, accompanied by the unqualified opinion thereon of independent certified public accountants acceptable to FINOVA, as soon as available, and in any event, within ninety (90) days after end of each of Borrower's fiscal years, together with any management letters which may be delivered by Borrower's accountants to management; (iii) the financial information and reports required pursuant to the Schedule; (iv) a monthly certificate from the managing members of Borrower delivered concurrently with Borrower's monthly financial statements stating that such financial statements are true, correct and complete; (v) together with each set of financial statements provided at the end of a fiscal quarter of Borrower, a certificate from the managing members of Borrower showing Borrower's compliance with each of the financial covenants set forth in this Agreement, and stating whether any Event of Default or Incipient Default has occurred, and if so, the steps being taken to prevent or cure such Event of Default or Incipient Default; and (vi) such certificates relating to the foregoing as FINOVA may request.

               (b) Borrowers shall cause ARV to furnish to FINOVA within ninety
(90) days after the end of each fiscal year of ARV, a copy of ARV's current financial statements. Such financial statements shall contain a (a) statement of profit and loss, (b) balance sheet, (c) statement of cash flows, and (d) statement of retained earnings, as of the end of such annual period (together, in each case, with the comparable figures for the immediately preceding corresponding period), all in reasonable detail and prepared in accordance with GAAP. The annual financial statements of ARV shall be audited and certified by a recognized firm of independent certified public accountants satisfactory to FINOVA and shall contain an unqualified opinion from such accountants. In addition to the foregoing, Borrowers shall cause ARV to provide to FINOVA a copy of each quarterly report on Form 10-Q and each annual report on Form 10-K, as filed with the SEC, together with copies of any other reports filed with the SEC, concurrently with the filing of such reports.

6.             PRINCIPAL PAYMENTS; PROCEEDS OF COLLATERAL.

        6.1 Principal Payments. The Loan shall be repayable by each Borrower as set forth in the Note delivered by such Borrower.

        6.2 Collections. Borrower may make collection of all Receivables, provided, however, that following the occurrence and during the continuance of an Event of Default, at the request of FINOVA, Borrower shall deliver all payments to FINOVA in their original form as set forth below, duly endorsed in blank. FINOVA or its designee may, at any time after the occurrence of an Event of Default, notify account debtors that the Receivables have been assigned to FINOVA and of FINOVA's security interest therein, and may collect the Receivables directly and charge the collection costs and expenses to Borrower. FINOVA shall not be required to credit Borrower's account for the amount of any item of payment which FINOVA is unable to negotiate in the ordinary course of business, and FINOVA may charge Borrower's account for the amount of any item of payment which is returned to FINOVA unpaid.

        6.3 Payments Without Deductions. Borrower shall pay principal, interest, and all other amounts payable hereunder, or under any related agreement, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

        6.4 Application of Payments. The amount of all payments or amounts received by FINOVA with respect to the Loan shall be applied to the extent applicable under this Agreement; (i) first, to accrued interest then due and payable through the date of such payment, including any Default Interest; (ii) then, to any late fees, construction monitoring fees, collection fees and expenses and any other fees and expenses due to FINOVA hereunder; and (iii) last, the remaining balance, if any, to the unpaid principal of the Loan then due and payable; provided, however, while an Event of Default exists, each payment hereunder shall be applied to amounts owed to FINOVA by Borrower as FINOVA in its sole discretion may determine. In calculating interest and applying payments as set forth above: (a) interest shall be calculated and collected through the date payment is actually received by FINOVA; (b) interest on the outstanding balance shall be charged during any grace period permitted hereunder; (c) at the end of each month, all accrued and unpaid interest and other charges provided for hereunder that are then due but remain unpaid shall be added to the principal balance of the Loan; and (d) to the extent that Borrower makes a payment or FINOVA receives any payment or the proceeds of any Collateral for Borrower's benefit that is subsequently invalidated, set aside or required to be repaid to any other person or entity, then, to such extent, the Obligations intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by FINOVA, and FINOVA may adjust the Loan balances as FINOVA, in its sole discretion, deems appropriate under the circumstances.

7.      EQUIPMENT.

        Borrower shall keep and maintain the Equipment in good operating condition and repair and make all necessary replacements thereto to maintain and preserve the value and operating efficiency thereof at all times consistent with Borrower's past practice, ordinary wear and tear excepted.

8.      OTHER LIENS, NO DISPOSITION OF COLLATERAL.

        Borrower represents, warrants and covenants that (a) all Collateral is and shall continue to be owned by it free and clear of all liens, claims and encumbrances whatsoever (except for FINOVA's security interest, Permitted Encumbrances, and such other liens, claims and encumbrances as may be permitted by FINOVA in its sole discretion from time to time in writing), and (b) Borrower shall not, without FINOVA's prior written approval, sell, encumber or dispose of or permit the sale, lease, encumbrance or disposal of any Collateral or any interest of Borrower therein, except for the sale of Inventory in the ordinary course of Borrower's business. In the event FINOVA gives any such prior written approval, the same may be conditioned on the sale price being equal to, or greater than, an amount acceptable to FINOVA. The proceeds of any such sales shall be remitted to FINOVA pursuant to this Agreement for application to the Obligations.

9.      GENERAL REPRESENTATIONS AND WARRANTIES.

        Each Borrower represents and warrants that:

        9.1 Due Organization. It is a limited liability company duly organized, validly existing and in good standing under the laws of the State set forth on the Schedule, is qualified and authorized to do business and is in good standing in all states in which such qualification and good standing are necessary in order for it to conduct its business and own its property, and has all requisite power and authority to conduct its business as presently conducted, to own its property and to execute and deliver each of the Loan Documents to which it is a party and perform all of its Obligations thereunder, and has not taken any steps to wind-up, dissolve or otherwise liquidate its assets;

        9.2 Other Names. Borrower has not, during the preceding five (5) years, been known by or used any other organizational or fictitious name except as set forth on the Schedule, nor has Borrower been the surviving entity of a merger or consolidation or acquired all or substantially all of the assets of any person during such time;

        9.3 Due Authorization. The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been authorized by all necessary action and do not and shall not constitute a violation of any applicable law or of Borrower's Articles of Organization or any other document, agreement or instrument to which Borrower is a party or by which Borrower or its assets are bound;

        9.4 Binding Obligation. Each of the Loan Documents to which Borrower is a party is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms;

        9.5 Intangible Property. Borrower will possess on the Closing Date adequate assets, licenses, patents, patent applications, copyrights, trademarks, trademark applications and trade names for the present and planned future conduct of its business without any known conflict with the rights of others, and each is valid and has, if necessary, been duly registered or filed with the appropriate governmental authorities;

        9.6 Capital. As of the Closing Date, Borrower has capital sufficient to conduct its business, is able to pay its debts as they mature, and owns property having a fair salable value greater than the amount required to pay all of its debts (including contingent debts);

        9.7 Material Litigation. Except as described in the Schedule, Borrower has no pending or overtly threatened litigation, actions or proceedings which would materially and adversely affect its business, assets, operations, prospects or condition, financial or otherwise, or the Collateral or any of FINOVA's interests therein;

        9.8 Title; Security Interests of FINOVA. On the Closing Date, Borrower will have good, indefeasible and merchantable title to the personal property Collateral and good and marketable title to the Real Property and, upon the execution and delivery of the Loan Documents, and the filing of UCC-1 Financing Statements in the appropriate offices, this Agreement and such documents shall create valid and perfected first priority liens in the Collateral, subject only to Permitted Encumbrances;

        9.9 Restrictive Agreements; Labor Contracts. Borrower is not a party or subject to any contract or subject to any charge, restriction, judgment, decree or order materially and adversely affecting its business, assets, operations, prospects or condition, financial or otherwise, or which restricts its right or ability to incur Indebtedness, and it is not party to any labor dispute. In addition, no labor contract is scheduled to expire during the Initial Term of this Agreement, except as disclosed to FINOVA in writing prior to the date hereof;


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FINOVA                                               LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

        9.10 Laws. Borrower is not in violation of any applicable statute, regulation, ordinance or any order of any court, tribunal or governmental agency, in any respect materially and adversely affecting the Collateral or its business, assets, operations, prospects or condition, financial or otherwise. Without limiting the generality of the foregoing, Borrowers and each of the Facilities are in compliance with the ADA in all material respects, and upon completion of all construction/renovation to the Facilities and the Real Property, shall be in full compliance thereunder;

        9.11 Consents. On the Closing Date Borrower will have obtained or caused to be obtained or issued any required consent on behalf of Borrower of a Governmental Authority or other Person in connection with the financing contemplated hereby;

        9.12 Defaults. Borrower is not in default with respect to any note, indenture, loan agreement, mortgage, lease, deed or other agreement to which it is a party or by which it or its assets are bound, nor has any event occurred which, with the giving of notice or the lapse of time, or both, would cause such a default;

        9.13 Financial Condition. The Prepared Financials will fairly present Borrower's financial condition and results of operations and those of such other Persons described therein as of the date thereof; there will be no material omissions from the Prepared Financials or other facts or circumstances not reflected in the Prepared Financials; and there will be no material and adverse change in such financial condition or operations since the date of the initial Prepared Financials delivered to FINOVA hereunder;

        9.14 ERISA. None of Borrower, any ERISA Affiliate, or any Plan is or has been in violation of any of the provisions of ERISA, any of the qualification requirements of IRC Section 401(a) or any of the published interpretations thereunder, nor has Borrower or any ERISA Affiliate received any notice to such effect. No notice of intent to terminate a Plan has been filed under Section 4041 of ERISA, nor has any Plan been terminated under ERISA. The PBGC has not instituted proceedings to terminate, or appointed a trustee to administer, a Plan. No lien upon the assets of Borrower has arisen with respect to a Plan. No prohibited transaction or Reportable Event has occurred with respect to a Plan. Neither Borrower nor any ERISA Affiliate has incurred any withdrawal liability with respect to any Multiemployer Plan. Borrower and each ERISA Affiliate have made all contributions required to be made by them to any Plan or Multiemployer Plan when due. There is no accumulated funding deficiency in any Plan, whether or not waived;

        9.15 Taxes. Borrower has filed all tax returns and such other reports as it is required by law to file and has paid or made adequate provision for the payment on or prior to the date when due of all taxes, assessments and similar charges that are due and payable;

        9.16 Locations; Fiscal Period and Federal Tax ID No. Borrower's chief executive office and the offices and locations where it keeps the Collateral (except for Collateral in transit) are at the locations set forth on the Schedule, except to the extent that such locations may have been changed after notice to FINOVA in accordance with Section 13.5 below. Borrower's fiscal year and federal tax identification number are as shown on the Schedule;

        9.17 Business Relationships. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower and any significant client or any group of significant clients whose unpaid claims individually or in the aggregate are material to the business of Borrower, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially and adversely affect Borrower or prevent Borrower from conducting such business after the consummation of the transactions contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted;

        9.18 Utilities. All utilities, including without limitation, water, sewer, gas and electricity, necessary for the present and future operation of the Real Property are available for the use of the Real Property and the residents of the Real Property, and Borrower has obtained all necessary permits and permissions required from all governmental authorities for access to and use of such services in the amounts required for the current operation of the Real Property, and all fees and deposits due to the providers of such utilities have been paid current;

        9.19 Legal Access. The Real Property has legal access to publicly dedicated streets;

        9.20 No Joint Venture. The relationship of Borrower and FINOVA is that of debtor and creditor, and it is not Borrower's intention by this Agreement or any other instrument being executed in connection with the Loan to establish a partnership, and the parties hereto shall not under any circumstances be construed to be partners or joint venturers;

        9.21 Year 2000. Borrower has taken all action necessary to assure that there will be no material adverse change to Borrower's business by reason of the advent of the year 2000, including without limitation that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999; and

        9.22 Survival of Representations and Warranties. Each of the representations and warranties made by Borrower in this Loan Agreement shall be considered and determined to have been made by Borrower at the time of its execution of this Agreement and to have been made again at the time of the Loan Closing and shall survive funding of the Loan, and shall survive the Closing Date.

10.     AFFIRMATIVE COVENANTS.

        Borrower covenants that, so long as any Obligation remains outstanding and this Agreement is in effect, it shall:

        10.1 Expenses. Promptly reimburse FINOVA for all costs, fees and expenses incurred by FINOVA in connection with the negotiation, preparation, execution, delivery, administration and enforcement of each of the Loan Documents, including, but not limited to, the attorneys' and paralegals' fees of in-house and outside counsel, expert witness fees, lien, title search and insurance fees, appraisal fees, all charges and expenses incurred in connection with any and all environmental and structural inspection reports and environmental remediation activities, and all other costs, expenses, recording taxes and filing or recording fees payable in connection with the transactions contemplated by this Agreement, including without limitation all such costs, fees and expenses as FINOVA shall incur or for which FINOVA shall become obligated in connection with (i) any inspection or verification of the Collateral, (ii) any proceeding relating to the Loan Documents or the Collateral, (iii) actions taken with respect to the Collateral and FINOVA's security interest therein, including, without limitation, the defense or prosecution of any action involving FINOVA and Borrower or any third party, (iv) enforcement of any of FINOVA's rights and remedies with respect to the Obligations or Collateral, and (v) consultation with FINOVA's attorneys and participation in any workout, bankruptcy or other insolvency or other proceeding involving any Loan Party or any Affiliate, whether or not suit is filed. Borrower shall also pay all FINOVA charges in connection with bank wire transfers, forwarding of loan proceeds, deposits of checks and other items of payment, returned checks, establishment and maintenance of lockboxes and other Blocked Accounts, and all other bank and administrative matters, in accordance with FINOVA's schedule of bank and administrative fees and charges in effect from time to time;

        10.2 Taxes. File all tax returns and pay or make adequate provision for the payment of all taxes, assessments and other charges on or prior to the date when due;

        10.3 Notice of Litigation. Promptly notify FINOVA in writing of any litigation, suit or administrative proceeding which may materially and adversely affect the Collateral or Borrower's business, assets, operations, prospects or condition, financial or otherwise, whether or not the claim is covered by insurance;

        10.4 ERISA. Notify FINOVA in writing (i) promptly upon the occurrence of any event described in Paragraph 4043 of ERISA, other than a termination, partial termination or merger of a Plan or a transfer of a Plan's assets and
(ii) prior to any termination, partial termination or merger of a Plan or a transfer of a Plan's assets;

        10.5 Change in Location. Notify FINOVA in writing forty-five (45) days prior to any change in the location of Borrower's chief executive office or the location of any Collateral, or Borrower's opening or closing of any other place of business;

        10.6 Existence. Maintain its existence and its qualification to do business and good standing in all states necessary for the conduct of its business and the ownership of its property and maintain adequate assets, licenses, patents, copyrights, trademarks and trade names for the conduct of its business;

        10.7 Labor Disputes. Promptly notify FINOVA in writing of any labor dispute to which Borrower is or may become subject and the expiration of any labor contract to which Borrower is a party or bound;

        10.8 Violations of Law. Promptly notify FINOVA in writing of any violation of any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to Borrower which may materially and adversely affect the Collateral or Borrower's business, assets, prospects, operations or condition, financial or otherwise;

        10.9 Defaults. Notify FINOVA in writing within five (5) Business Days of Borrower's default under any note, indenture, loan agreement, mortgage, lease or other agreement to which Borrower is a party or by which Borrower is bound, or of any other default under any Indebtedness of Borrower;

        10.10 Capital Expenditures. Promptly notify FINOVA in writing of the making of any Capital Expenditure in excess of One Hundred Thousand Dollars ($100,000), in the aggregate, in any fiscal year;

        10.11 Books and Records. Keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP consistently applied, reflecting all of its financial transactions;

        10.12 Year 2000. Borrower shall take all action necessary to assure that there will be no material adverse change to Borrower's business by reason of the advent of the year 2000, including without limitation that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999. At FINOVA's request, Borrower shall provide to FINOVA assurance reasonably acceptable to FINOVA that Borrower's computer-based systems, embedded microchips and other processing capabilities are year 2000 compatible;


                                       8


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FINOVA                                               LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

        10.13 Additional Documents. At FINOVA's request, promptly execute or cause to be executed and delivered to FINOVA any and all documents, instruments or agreements deemed necessary by FINOVA to facilitate the collection of the Obligations or the Collateral or otherwise to give effect to or carry out the terms or intent of this Agreement or any of the other Loan Documents;

        10.14 Financial Covenants. Comply with the financial covenants set forth on the Schedule;

        10.15 Subordination of Debt to Affiliates. Borrower shall obtain and deliver to FINOVA subordination and standstill agreements (collectively, the "Subordination Agreements") in form and substance satisfactory to FINOVA, from all Affiliates of Borrower subordinating any and all obligations now or hereafter owing to such subordinating party by Borrower (including, without limitation, all management fees and salaries) (the "Subordinated Debt") to Borrower's obligations to FINOVA under the Loan Documents; evidencing such subordinating party's agreement to not exercise any remedies against Borrower with respect to such obligations so long as the Loan is outstanding; evidencing the Subordinating Parties' agreement not to accept and the Borrower's agreement not to make any payment of any indebtedness subject to a Subordination Agreement except as Permitted Management Fees pursuant to the Schedule; prohibiting the Subordinating Parties from accepting and the Borrower from making any payment of the Subordinated Debt upon the occurrence and during the continuance of an Incipient Default or Event of Default; and prohibiting the taking of any lien on or security interest in the assets of Borrower to secure the Subordinated Debt;

        10.16 Annual Recertification Regarding Environmental Matters. Borrower shall, on each anniversary of the Loan Closing, throughout the term of the Loan, provide to FINOVA a written statement signed by an officer of Borrower certifying that all representations and warranties set forth in the Environmental Certificate executed by Borrower on the Loan Closing remain, as of such anniversary date, true, correct and complete in all material respects, together with a detailed explanation of any exceptions to such certification;


        10.17 Maintenance of Licenses, etc. Borrower shall maintain in force at all times, and apply in a timely manner for renewal of, all licenses, patents, approvals, permits, authorizations, privileges, franchises, trademarks, tradenames and other agreements including without limitation, the Licenses, necessary to operate an assisted living community at each of the Facilities and shall give FINOVA at least twenty (20) days prior written notice of the proposed amendment of any of such licenses, patents, permits, authorizations, privileges, franchises, trademarks, tradenames and other agreements. Borrower further covenants that all such licenses, patents, approvals, permits, authorizations, privileges, franchises, trademarks, tradenames and other agreements (a) have not been and will not be transferred to any facility other than the Facilities, (b) have not and will not be pledged as collateral security for any other loan or indebtedness, (c) are held free from restrictions or known conflicts which would materially impair the use and operation of the Facilities as intended, and (d) are not provisional, probationary or restricted. Borrower shall not rescind, withdraw, revoke, amend, modify, supplement, or otherwise alter the nature, tenor or scope of such licenses, permits and approvals for the Facilities. The Borrower shall continuously operate or cause to be operated the Facilities as assisted living communities and shall comply in all material respects with all applicable requirements of state and federal law, and regulations, together with all zoning, land use and environmental laws, applicable to the ownership and/or operation of the Real Property;

        10.18 Acquisition of the Facilities. Each Borrower shall acquire the Facility to be owned by it by a date not later than thirty (30) days following the date of this Agreement. As of the date of this Agreement, ARV has acquired both the Rossmore House and the Berkshire, and Encino has acquired the Encino Hills Terrace (using the proceeds of funds advanced to Encino by ARV). Upon satisfaction of all applicable conditions precedent to Closing, each of Rossmore and Berkshire shall be permitted to acquire the applicable Facilities from ARV at a cost no greater than ARV's direct acquisition cost plus any budgeted renovation/construction expenses which ARV has, at that time, funded, less any portion of such funded costs which ARV is required to contribute as equity to such Borrower, and Encino shall be permitted to reimburse ARV for the amount of direct acquisition costs plus any budgeted renovation/construction expenses which Encino has at that time paid out of funds borrowed from ARV, less the portion of any such funds which ARV is required to contribute as equity to Encino;

        10.19 Maintenance of Insurance. Throughout the term of the Loan, Borrower shall maintain or cause to be maintained at all times in full force and effect such insurance as FINOVA may require, written by insurers and in amounts and forms reasonably satisfactory to FINOVA; and

        10.20 Reserve Account. Commencing with the Start Date applicable to each Borrower, such Borrower shall maintain a segregated account (the "Reserve Account") with a federally insured bank approved by FINOVA for a reserve for the replacement of capital items for the Facility owned by such Borrower. Such bank, Borrower and FINOVA shall enter into a Collateral Assignment, Security Agreement and Account Agreement (the "Account Agreement") acceptable to FINOVA, which includes the bank's waiver of any right of set off and grants to FINOVA the exclusive right to withdraw all funds in the account upon an event of default under the Loan Documents. Borrower shall deposit into such account the required Replacement Reserve amounts. If there is no Event of Default, Borrower shall have the right to use, from time to time, funds from the Reserve Account for replacement of capital items so long as Borrower promptly provides FINOVA with copies of all receipts for such expenditures and any other related documents, lien waivers and invoices which FINOVA may request.

        10.21 Post-Closing Requirements. Within thirty (30) days following the Closing Date, Berkshire shall cause National Elevator Company, or another responsible service provider, to have repaired the seals to the elevator located in the maintenance room of the Berkshire Facility, and to have cleaned up all residual oil. Within ten (10) days following the completion of such tasks, Berkshire shall deliver or cause to be delivered to FINOVA evidence reasonably satisfactory to FINOVA verifying the completion of such work. Borrowers acknowledge that, because the Closing Date for that portion of the Loan allocated to Rossmore shall be deferred for some period of time following the Pre-Closing Date, on or before the Closing Date applicable to Rossmore, Borrowers and FINOVA may enter into a side letter agreement to evidence any post-Closing requirements which FINOVA may have in connection with the funding of that portion of the Loan allocated to Rossmore, including, without limitation, environmental and credit enhancement matters.

11.     NEGATIVE COVENANTS.

        Without FINOVA's prior written consent, which consent FINOVA may withhold in its sole discretion (except as otherwise set forth herein), so long as any Obligation remains outstanding and this Agreement is in effect, no Borrower shall:

        11.1 No Change of Control. Without FINOVA's prior written consent: (a) sell, lease, transfer or dispose of all or substantially all of its assets to another entity (except for the sale of used furniture, fixtures and equipment which is being replaced with items of similar quality in the ordinary course of business, provided that if such sold items are replaced, FINOVA retains a first priority security interest in such items); (b) consolidate with or merge into another entity, permit any other entity to merge into it or consolidate with it, permit any transfer of the ownership of or power to control Borrower, or in any way change or alter its organizational structure (provided, however, Borrower shall not be required to obtain FINOVA's consent to transfers of the ownership interests of Borrower between the then existing members of Borrower), (c) redeem, retire,


                                       9


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FINOVA                                               LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

purchase or repurchase, or otherwise acquire, directly or indirectly, any ownership interest now or hereafter outstanding; (d) acquire or organize, directly or indirectly, any subsidiary corporation or limited liability company, or own stock or any other equity interest in or assets of any other business entity, (e) further encumber the Collateral, or (f) make any other material change in its capital structure or in its business or operations which might adversely affect the repayment of the Obligations;

        11.2 Loans. Make advances, loans or extensions of credit to, or invest in, any Person; provided, however, that each of Berkshire and Encino shall be permitted to make loans to the other if all of the following conditions have been met (for purposes of this Section 11.2, the Borrower which is making such intra-Borrower loan shall be referred to as the "Under-Budget Borrower," and the Borrower which is receiving such intra-Borrower loan shall be referred to as the "Over-Budget Borrower"): (a) there shall not exist any Event of Default or Incipient Default at the time such loan is made; (b) the Under-Budget Borrower shall have completed construction/renovation of its applicable Facility and shall have received a Certificate of Occupancy therefor; (c) there shall remain some portion of the Loan proceeds that were allocated to the Under-Budget Borrower pursuant to Section 1.1 on the Schedule which the Under-Budget Borrower did not have to borrow in order to complete its Facility (such amount being referred to as the "Under-Budget Amount"); (d) the amount of such loan shall not exceed the least of the following: (i) $250,000, (ii) the Under-Budget Amount,
(iii) that amount which, when added to the Loan proceeds advanced to the Under-Budget Borrower, shall cause total advances to the Under-Budget Borrower to equal 65.0% of the total acquisition, construction and renovation costs applicable to the Under-Budget Borrower's Facility; or (iv) that amount which, when added to the Loan proceeds allocated to the Over- Budget Borrower, shall cause total advances to the Over- Budget Borrower to equal 65.0% of the total acquisition, construction and renovation costs applicable to the Over- Budget Borrower's Facility; (e) the Over-Budget Borrower shall demonstrate its ability, after giving effect to the intra-Borrower loan, to be in compliance with the Debt Service Coverage Ratio required by Section 10.14 on the Schedule; and (f) any such loan (i) shall be evidenced by a promissory note from the Over-Budget Borrower in favor of the Under- Budget Borrower, which note shall be pledged and endorsed to FINOVA pursuant to a Note Pledge Agreement in form and substance satisfactory to FINOVA, and (ii) shall be secured by a junior deed of trust on the Real Property owned by the Over-Budget Borrower, together with appropriate UCC-1 financing statements from the Over-Budget Borrower as "debtor" in favor of the Under- Budget Borrower as "secured party," which deed of trust and UCC financing statements shall be assigned to FINOVA;

        11.3 Dividends and Capital Distributions. Declare or pay cash dividends upon any of its outstanding ownership interests or distribute any of its property or redeem, retire, purchase or acquire directly or indirectly any of its outstanding ownership interests;

        11.4 Adverse Transactions. Enter into any transaction which would materially and adversely affect the Collateral or the Borrower's ability to repay the Obligations in full as and when due;

        11.5 Indebtedness of Others. Become directly or contingently liable for the Indebtedness of any Person, except by endorsement of instruments for deposit;

        11.6 Material Business Changes. Without the prior written consent of FINOVA, Borrower shall not be permitted to sell, lease, transfer, assign, or otherwise dispose of any or all of Borrower's property, including, without limitation, the Facilities or any of the other Collateral. This provision shall not prohibit Borrower from selling or disposing of furniture, fixtures or equipment relating to the operation of the Facilities in the ordinary course of business provided that if such sold or disposed of items are replaced, FINOVA obtains a first priority security interest in such items;

        11.7 Name. Use any fictitious name other than its name as set forth in its Articles of Organization on the date hereof or as set forth on the Schedule;

        11.8 Prepayment. Prepay any Indebtedness other than trade payables and other than the Obligations pursuant to Section 13.1 hereof;

        11.9 Capital Expenditure. Make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Borrower in any fiscal year would exceed the amount set forth on the Schedule;

        11.10 Indebtedness. Create, incur, assume or permit to exist any Indebtedness (including Indebtedness in connection with Capital Leases) in excess of the amount set forth on the Schedule, other than (i) the Obligations,
(ii) trade payables and other contractual obligations to suppliers and customers incurred in the ordinary course of business, and (iii) other Indebtedness existing on the date of this Agreement and reflected in the Prepared Financials (except Indebtedness paid on the date of this Agreement from proceeds of the initial Advances hereunder),

        11.11 Affiliate Transactions. Except as set forth below, sell, transfer, distribute or pay any money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or other ownership interests in, or Indebtedness or any property of, any Affiliate, or become liable on any guaranty of the indebtedness, dividends or other obligations of any Affiliate. Notwithstanding the foregoing, Borrower may pay compensation to employees who are Affiliates and, if no Event of Default has occurred, Borrower may (i) engage in transactions with Affiliates in the normal course of business, in amounts and upon terms which are fully disclosed to FINOVA and which are no less favorable to Borrower than would be obtainable in a comparable arm's length transaction with a Person who is not an Affiliate, and
(ii) make payments to a Subordinating Creditor that is an Affiliate, subject to and only to the extent expressly permitted in the Subordination Agreement between such Subordinating Creditor and FINOVA;

        11.12 Nature of Business. Enter into any new business or make any material change in any of Borrower's business objectives, purposes or operations;

        11.13 FINOVA's Name. Use the name of FINOVA in connection with any of Borrower's business or activities, except in connection with internal business matters or as required in dealings with governmental agencies and financial institutions or with trade creditors of Borrower, solely for credit reference purposes;

        11.14 Margin Security. At any time that the Loan has an outstanding balance, own, purchase or acquire (or enter into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect;

        11.15 Limitation on Management Contract. Pay management fees in excess of those permitted by the Schedule. Any management fees paid to Affiliates of Borrower shall be subordinated to Borrower's obligations to FINOVA, pursuant to a Subordination Agreement. Any Management Agreement entered into in connection with the Facilities shall be reviewed by, and be acceptable to, FINOVA, and Borrower shall not modify, amend or extend the term of any Management Agreement approved by FINOVA without the prior written consent of FINOVA;

        11.16 Prohibition on Payment of Certain Fees. Until the Conversion Date applicable to each Borrower, such Borrower shall be prohibited from paying any development fees or any management fees (including, without limitation, the Permitted Management Fees), provided, however, that (i) partial payments of Permitted Management Fees may be allowed, with the consent of FINOVA, to the extent that an applicable Facility remains occupied or partially occupied during the course of all or part of the renovation phase, and (ii) the payment of certain fees to ABR, as disclosed in the Budgets approved by FINOVA, shall be allowed. In particular, no development fee (which does not include that portion of any development fee contributed as equity in accordance with Section 2.1(L) on the Schedule), shall be paid until the issuance of a certificate of occupancy for the applicable Facility (or, with respect to those Facilities which previously obtained a certificate of occupancy, when such Facility receives the comparable form of regulatory approval confirming that the renovation of such Facility has been completed). The foregoing notwithstanding, Vintage shall be entitled to the payment of a development fee in an amount not in excess of Two Million One Hundred Thousand Dollars ($2,100,000) over the course of construction and renovation of the Facilities, ninety percent (90%) of which shall be payable during such construction and renovation and ten percent (10%) of which shall be payable pro rata as to each Facility, when each Facility obtains its certificate of occupancy (or, with respect to those Facilities which previously obtained a certificate of occupancy, when such Facility receives the comparable form of regulatory approval confirming that the renovation of such Facility has been completed). In no event however shall the aforementioned development fee be in excess of the actual bona fide out-of-pocket costs and expenses incurred by Vintage in the construction and renovation of the Facilities and such development fee shall not include any "developer fee" or "profit";

        11.17 ARV Management Agreement. Amend the Management Agreement between such Borrower and ARV without FINOVA's prior written consent, which consent shall not unreasonably be withheld. Each Borrower shall have the right to terminate its applicable Management Agreement with ARV in accordance with the termination provisions set forth in such Management Agreement, without FINOVA's consent. If any Borrower decides to terminate ARV, such Borrower must notify FINOVA in writing at least thirty (30) days in advance of such termination. Borrower and FINOVA shall thereafter have thirty (30) days to mutually agree upon a replacement manager and the terms of any replacement management agreement. FINOVA shall have the right to approve both any replacement manager and the terms of any replacement management agreement, which approval shall not be unreasonably withheld or unduly delayed. If Borrower and FINOVA fail to have agreed on a replacement manager and replacement management agreement within said 30-day period, ARV's termination as manager will be delayed until a replacement manager has been agreed upon and a replacement management contract approved by FINOVA and entered into between such Borrower and the replacement manager. Any such replacement management agreement shall be required to satisfy the conditions relative to subordination of management fees as set forth in Section 10.15; and

        11.18 Compliance with ERISA. (a) Terminate or take any other action with respect to, or permit any member of a controlled group (within the meaning of Section 4001(a)(14) of ERISA) that includes Borrower (a "Controlled Group Member") to terminate or take any other action with respect to, any employee pension benefit plan subject to Title IV of ERISA ("Plan"), including without limitation, a substantial cessation of operations within the meaning of Section 4068(f) of


                                       10


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FINOVA                                               LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

ERISA, which would result in any material liability of Borrower to the Pension Benefit Guaranty Corporation ("PBGC") or any successor thereof, or to any Plan, or (b) permit the occurrence of any "Reportable Event" (within the meaning of Section 4043 of ERISA) or any other event or condition that would be the basis under Section 4042 of ERISA for the PBGC to institute steps to terminate a Plan maintained by Borrower or a Controlled Group Member, or (c) permit the present value of all benefit liabilities under any Plan maintained by Borrower or a controlled Group Member to exceed by a material amount the current value of the assets of such Plan allocable to such benefit liabilities, or (d) permit with respect to any Plan maintained by Borrower or a Controlled Group Member any material unfunded benefit liabilities within the meaning of Section 4001(a)(18) of ERISA allocable to Borrower or the Controlled Group Member. For the purpose of this paragraph, "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, (or any successor statute thereto) and the rules and regulations issued thereunder.

12.     ENVIRONMENTAL MATTERS.

        The Environmental Certificate is incorporated herein for all purposes as if fully stated in this Agreement.

13.     PREPAYMENT.

        13.1 Voluntary, Full Prepayment. Berkshire and Encino jointly, and Rossmore individually, shall have the right to prepay all (but not, except as expressly provided herein, a portion) of the Loan allocated to such Borrower or Borrowers, provided that FINOVA first receives from Borrower(s) no less than thirty (30) days prior written notice (which notice shall be irrevocable) of Borrower's intent to prepay the Loan (the "Notice Date"), and provided Borrower(s) pay, in addition to the full outstanding principal balance of the Note or Notes delivered by such Borrower(s) in favor of FINOVA, all accrued but unpaid interest, all fees or other charges then outstanding, all reasonable out-of-pocket fees and costs incurred by FINOVA in the preparation of any documentation required in connection with such prepayment, and a Prepayment Premium in the amount set forth on the Schedule hereto.

        13.2 Unpermitted Partial Prepayment. In the event Borrower makes any partial prepayment(s) of principal not permitted hereunder, such prepayment(s) shall be deemed a payment(s) of the principal as of the Maturity Date, and interest shall continue to accrue on the outstanding principal balance of the Note, without giving effect to such prepayment(s) until the Maturity Date

        13.3 Prepayment Upon Default. Upon (a) the occurrence of an Event of Default hereunder or under any of the other Loan Documents at any time during the term of the Loan which results in FINOVA's acceleration of all amounts due under the Note, or (b) any sale of the Collateral, a Prepayment Premium in the amount set forth on the Schedule as of such event shall be assessed and shall be fully due and payable upon such sale or acceleration. Any such sale shall in all events remain subject to the due on sale provisions of this Agreement and the Mortgage.

14.     DEFAULT.

        14.1 Events of Default. Any one or more of the following events shall constitute an Event of Default under this Agreement:

                (a) Borrower fails to pay when due and payable any portion of the Obligations at stated maturity, upon acceleration or otherwise, and such failure continues for a period of five (5) days after the due date thereof;

                (b) Borrower or any other Loan Party fails or neglects to perform, keep or observe any Obligation including, but not limited to, any term, provision, condition, covenant or agreement contained in any Loan Document to which Borrower or such other Loan Party is a party, which failure: (i) if a failure to comply with the provisions of Section
        5.1 and there does not then exist any other Event of Default, shall continue unremedied for a period of three (3) Business Days; or (ii) if a failure to provide financial reporting as required by Section 5.2, shall continue unremedied for a period of ten (10) days thereafter; or
        (iii) for any other default described by this Section 14(b), remains unremedied for a period of thirty (30) days thereafter unless, if such failure cannot reasonably be remedied within such thirty-day period, Borrower begins to remedy such failure within such thirty-day period and thereafter diligently pursues such remedy to completion;

                (c) Any material adverse change occurs in Borrower's business, assets, operations, prospects or condition, financial or otherwise;

                (d) The prospect of repayment of any portion of the Obligations or the value or priority of FINOVA's security interest in the Collateral is materially impaired;

                (e) Any material portion of Borrower's assets is seized, attached, subjected to a writ or distress warrant, is levied upon or comes into the possession of any judicial officer;

                (f) Borrower shall generally not pay its debts as they become due (as demonstrated by some extrinsic evidence which FINOVA, in good faith, believes to be credible) or shall enter into any agreement (whether written or oral), or offer to enter into any agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management or control of the business of Borrower;

                (g) Any bankruptcy or other insolvency proceeding is commenced by Borrower, or any such proceeding is commenced against Borrower and remains undischarged or unstayed for forty-five (45) days;

                (h) Any notice of lien, levy or assessment is filed of record with respect to any of Borrower's assets other than the Permitted Encumbrances;

                (i) Any judgments are entered against Borrower in an aggregate amount exceeding Twenty-Five Thousand Dollars ($25,000) in any fiscal year that are not covered by insurance and all such judgments shall not have been satisfied or bonded pending appeal within thirty (30) days from the entry thereof and all rights of action by such judgment creditor against the Collateral have been stayed.

                (j) Any default shall occur under any material agreement between Borrower and any third party which default would result in a right by such third party to accelerate the maturity of any Indebtedness of Borrower to such third party;

                (k) Any representation or warranty made or deemed to be made by Borrower, any Affiliate or any other Loan Party in any Loan Document or any other statement, document or report made or delivered to FINOVA in connection therewith shall prove to have been incorrect or misleading in any material respect;

                (l) Any Prohibited Transaction or Reportable Event shall occur with respect to a Plan which could have a material adverse effect on the financial condition of Borrower; any lien upon the assets of Borrower in connection with any Plan shall arise; Borrower or any of its ERISA Affiliates shall fail to make full payment when due of all amounts which Borrower or any of its ERISA Affiliates may be required to pay to any Plan or any Multiemployer Plan as one or more contributions thereto; Borrower or any of its ERISA Affiliates creates or permits the creation of any accumulated funding deficiency in excess of Twenty-Five Thousand Dollars ($25,000), whether or not waived;

                (m) Any transfer, without FINOVA's prior written consent, to a Person, who is not as of this date, a member of Borrower or a relative of such a member of more than ten percent (10%), in the aggregate, of the issued and outstanding membership interests or other evidence of ownership of Borrower; (n) Borrower has transferred responsibility for its day-to-day management to any Person other than ARV, except in accordance with Section 11.17 hereof; or


                                       11


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FINOVA                                               LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

                (o) An order or decree has been entered by any court of competent jurisdiction enjoining the intended use of the Real Property as an assisted living community and judgment is not vacated within thirty (30) days after Borrower has obtained knowledge or notice thereof;

                (p) If any Borrower has its license to operate its Facility revoked, suspended or not renewed by the applicable state or federal authority, and said revocation, suspension or non-renewal is not stayed pending an appeal thereof and is not reversed on appeal;

                (q) If a ban on the admission of residents to any Facility shall remain in the effect for a period of more than thirty (30) days; or

                (r) Immediately upon (a) Borrower's failure to cause Completion to occur on or before the Required Completion Date, or (b) at any time prior to Completion of the Work, if (i) Borrower abandons the Work or
        (ii) Borrower delays construction of the Improvements for any period of time, for any reason whatsoever not covered by clause (i) above which in the reasonable judgment of FINOVA will prevent Completion of the Work in the ordinary course of construction on or before the Required Completion Date.

        14.2 Remedies. (a) At any time upon the occurrence of an Event of Default, FINOVA may, at its option and in its sole discretion and in addition to all of its other rights under the Loan Documents, terminate this Agreement and declare all of the Obligations to be immediately payable in full. Borrower agrees that FINOVA shall also have all of its rights and remedies under applicable law, including, without limitation, the default rights and remedies of a secured party under the Code. Upon the occurrence of an Event of Default Borrower hereby consents to the appointment of a receiver by FINOVA in any action initiated by FINOVA pursuant to this Agreement and to the jurisdiction and venue set forth in Section 16.7 hereof, and Borrower waives notice and posting of a bond in connection therewith. Further, FINOVA may, at any time, take possession of the Collateral and keep it on Borrower's premises, at no cost to FINOVA, or remove any part of it to such other place(s) as FINOVA may desire, or Borrower shall, upon FINOVA's demand, at Borrower's sole cost, assemble the Collateral and make it available to FINOVA at a place reasonably convenient to FINOVA. FINOVA may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as FINOVA deems advisable, at FINOVA's discretion, and may, if FINOVA deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Borrower agrees that FINOVA has no obligation to preserve rights to the Collateral or marshall any Collateral for the benefit of any Person. FINOVA is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks and advertising matter, or any similar property, in completing production, advertising or selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to FINOVA's benefit. Any requirement of reasonable notice shall be met if such notice is mailed postage prepaid to Borrower at its address set forth in the heading to this Agreement at least five (5) Business Days before sale or other disposition. The proceeds of sale shall be applied, first, to all attorneys' fees and other expenses of sale, and second, to the Obligations in such order as FINOVA shall elect, in its sole discretion. FINOVA shall return any excess to Borrower and Borrower shall remain liable for any deficiency to the fullest extent permitted by law.

        (b) Upon the occurrence of an Event of Default at any time prior to Completion of the Work, FINOVA may, at its option, take one or more of the following actions in connection with the construction of the Improvements: (a) use any funds of Borrower, including without limitation, any Required Completion Assurance Deposit then existing, and any sums which may remain unadvanced hereunder, to continue and/or cause Completion of the Work (b) demand and receive performances due under the Principal Work-Related Items and the other Contracts, Intangibles, Permits and Licenses; (c) make such changes to the scope of the Work and to the Principal Work-Related Items and other Contracts, Intangibles, Permits and Licenses as FINOVA may deem necessary or desirable in its sole and absolute judgment; (d) file claims, institute enforcement actions and otherwise prosecute and defend all actions or proceedings relating to the Work, the Principal Work-Related Items and the other Contracts, Intangibles, Permits and Licenses as FINOVA may deem necessary or desirable in its sole and absolute judgment; (e) pay, settle or compromise all existing bills and claims which are or may be legal charges against the Collateral or any Contracts, Intangibles, Permits and Licenses, or may be necessary or desirable for the continuance or Completion of the Work related thereto or the clearance of title, all without notice to Borrower; (f) execute in Borrower's name all applications, certificates, notices and other instruments and give all instructions and communications which may be required or permitted by the Principal Work-Related Items, other Contracts, Intangibles, Permits and Licenses, as determined by FINOVA in its sole and absolute judgment; (g) do any and every act with respect to the Completion of the Work, the Principal Work-Related Items and the other Contracts, Intangibles, Permits and Licenses which Borrower may do in its behalf; (h) employ such contractors, subcontractors, suppliers, agents, attorneys, architects, accountants, appraisers, security guards and inspectors as FINOVA may in its sole and absolute judgment deem necessary or desirable to accomplish any of the above purposes; and (i) receive, collect, open and read all mail of Borrower for the sole purpose of obtaining all items pertaining to the Work, the Principal Work-Related Items and the other Contracts, Intangibles, Permits and Licenses.

        14.3 Standards for Determining Commercial Reasonableness. Borrower and FINOVA agree that the following conduct by FINOVA with respect to any disposition of Collateral shall conclusively be deemed commercially reasonable (but other conduct by FINOVA, including, but not limited to, FINOVA's use in its sole discretion of other or different times, places and manners of noticing and conducting any disposition of Collateral shall not be deemed unreasonable): any public or private disposition: (i) as to which on no later than the fifth Business Day prior thereto written notice thereof is mailed or personally delivered to Borrower and, with respect to any public disposition, on no later than the fifth Business Day prior thereto notice thereof describing in general non-specific terms, the Collateral to be disposed of is published once in a newspaper of general circulation in the county where the sale is to be conducted (provided that no notice of any public or private disposition need be given to Borrower or published if the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market); (ii) which is conducted at any place designated by FINOVA, with or without the Collateral being present; and (iii) which commences at any time between 8:00 a.m. and 5:00 p.m. Without limiting the generality of the foregoing, Borrower expressly agrees that, with respect to any disposition of accounts, instruments and general intangibles, it shall be commercially reasonable for FINOVA to direct any prospective purchaser thereof to ascertain directly from Borrower any and all information concerning the same, including, but not limited to, the terms of payment, aging and delinquency, if any, the financial condition of any obligor or account debtor thereon or guarantor thereof, and any collateral therefor.

        14.4 Right to Cure. If Borrower shall fail to comply with or fully perform any of its obligations under the Loan Documents, regardless of whether an Event of Default shall then exist, FINOVA may (but shall not be obligated to), without further demand upon Borrower and without waiving or releasing Borrower from any such obligation, remedy such defaults. All such sums, together with interest thereon at the Default Rate, shall become additional indebtedness secured by the Collateral. No such payment by FINOVA shall be deemed to relieve Borrower from any default or Event of Default under any of the Loan Documents.

        14.5 Power of Attorney. (a) For the purposes set forth under Sections
14.2 and 14.4, Borrower hereby irrevocably appoints FINOVA as Borrower's true and lawful attorney-in-fact, with full power of substitution, to operate the Facilities and to take such action and require such performance as it deems necessary. Borrower hereby empowers FINOVA, as such attorney-in-fact, as follows:

        a. To take all actions reasonably necessary in connection therewith for the purpose of operating the Facilities;

        b. To employ such management companies as shall be convenient for said purposes; and

        c. To pay, settle, or compromise all existing or future bills and claims which are or may be liens against the Real Property or may be reasonably necessary or desirable for the operation of the Facilities.

        (b) Borrower hereby ratifies and approves all acts of FINOVA as such attorney-in-fact. Neither FINOVA nor any of its designees shall be liable for any acts or omissions nor for any error of judgment or mistake of fact or law while acting as Borrower's attorney, other than FINOVA's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied and FINOVA's obligation to provide loans hereunder shall have terminated.

15.     DEFINITIONS.

        15.1 Defined Terms. As used in this Agreement, the following terms have the definitions set forth below:

        "ABR" means Alex Brown Realty, Inc., a Maryland corporation.

        "Account Agreement" shall have the meaning set forth in Section 10.20.

        "ADA" has the meaning set forth in Section 2.1(cc) hereof.

        "Additional Retainage" has the meaning set forth in Section 2.3(c).

        "Additional Sums" has the meaning set forth in Section 3.4(a) hereof.

        "Advance" means any disbursement of a portion of the Loan, subject to the terms and upon the conditions contained in this Agreement.

        "Affiliate" means any Person controlling, controlled by or under common control with Borrower. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of any Person, whether through ownership of common or preferred stock or other equity interests, by contract or otherwise. Without limiting the generality of the foregoing, each of the following shall be an
Affiliate: any member, officer, director, employee or other agent of Borrower, any equity owner or subsidiary of Borrower, and any other Person with whom or which Borrower has common members, shareholders, officers or directors.

FINOVA                                               LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

        "Allocated Interest Reserve Amount" has the meaning set forth in Section
1.2 on the Schedule.

        "Amortization Date" has the meaning set forth in Paragraph 7 of Section
3.1 on the Schedule.

        "Applicable Usury Law" has the meaning set forth in Section 3.4(b) hereof.

        "Architect/Engineer" means an architect or engineer employed by Borrower to perform architectural or engineering services.

        "Architect/Engineer Agreement" means a contract (written or oral, now or hereafter in effect) between Borrower and an Architect/Engineer for the performance of architectural or engineering services, as approved by FINOVA in writing and modified from time to time with FINOVA's prior written consent.

        "Articles of Organization" shall mean the charter, articles, operating agreement, partnership agreement, by-laws and any other written documents evidencing the formation, organization, governance and continuing existence of an entity.

        "ARV" means ARV Assisted Living, Inc., a Delaware corporation.

        "Assignment" shall mean an Assignment of Contracts, Intangibles, Licenses and Permits assigning to FINOVA as security for the Loan (to the extent assignable under applicable law), all contracts, intangible property rights, licenses and permits in which Borrower has an interest and which are used in the operation, management and/or maintenance of the Real Property, and all construction, engineering and architectural contracts, plans or specifications relating to the Real Property, and all franchise agreements, reservation system agreements, equipment leases; together with such consents from third parties under such contracts as FINOVA deems necessary upon its review of such contracts.

        "Available Operating Cash Flow Shortfall" shall mean, as to any Borrower, any negative amount resulting from the following formula: such Borrower's Operating Cash Flow generated on a fiscal year-to-date basis, plus any amounts funded from the Interest Reserve during such fiscal year-to-date for the payment of interest installments coming due during such period, less such Borrower's Contractual Debt Service during the same period.

        "Basic Retainage" has the meaning set forth in Section 2.3(c).

        "Berkshire" means Berkshire Renovation, LLC, a Delaware limited liability company and one of the Borrowers.

        "Berkshire Facility" means The Berkshire, an assisted living community located at 2235 Sacramento Street, Berkeley, California, which Facility shall be acquired by Berkshire.

        "Borrowing Term" means the period of time during which FINOVA is committed to make Advances, which commitment shall terminate, as to each Borrower, on the date described in Section 1.2 on the Schedule.

        "Budget" means a detailed "all-in" construction budget and cost itemization prepared by Borrower with respect to construction of the Work, and approved in writing by FINOVA, supported by firm, fixed price contracts or purchase orders, including the contingency reserve and all hard and soft costs to be incurred in the construction and Completion of all Improvements to be constructed with respect to the applicable Facility, which specifies by item the cost, source of payment and draw schedule of (a) all labor, materials and services necessary for Completion of the Work; and (b) all other expenses incidental to the Completion of the Work. The Budget shall include a ten percent (10%) basic retainage and an interest reserve and contingency reserve acceptable to FINOVA in its Permitted Discretion. In addition to the foregoing, the Budget shall project on a monthly basis costs incurred and anticipated Advances under the Loan throughout the term of construction. The Budget is attached to the Schedule as Exhibit C and is incorporated herein by reference.

        "Business Day" means any day on which commercial banks in all of Los Angeles, California, Chicago, Illinois, and Phoenix, Arizona are open for business.

        "Capital Expenditures" means all expenditures made and liabilities incurred, other than as provided for in the Budgets, for the acquisition of any fixed asset or improvement, replacement, substitution or addition thereto which has a useful life of more than one year and including, without limitation, those arising in connection with Capital Leases.

        "Capital Lease" means any lease of property by Borrower that, in accordance with GAAP, should be capitalized for financial reporting purposes and reflected as a liability on the balance sheet of Borrower.

        "Certificate of Completion" means, with respect to the Work, a certificate issued by the governmental authority having jurisdiction over the Work when all of the Work has been completed, allowing the use of the Improvements by Borrower for their intended purpose.

        "Closing" means, as to each individual Borrower, the first Advance of funds by FINOVA for the purpose of permitting such Borrower to acquire the Facility to be operated by it (or in the case of Encino, to permit Encino to reimburse ARV for funds previously loaned to Encino for purposes of accomplishing such acquisition).

        "Closing Date" means, as to each Borrower, the date upon which the Closing applicable to such Borrower occurred.

        "Code" means the Uniform Commercial Code as adopted and in effect in the State of Arizona from time to time.

        "Collateral" has the meaning set forth in Section 4.1 above.

        "Commitment" means that certain Commitment Letter from FINOVA addressed to Messrs. Brian Flornes and Eric Davidson dated August 25, 1998, as accepted by ARV, ABR, and Messrs. Flornes and Davidson on behalf of the Borrowers, on August 26, 1998.

        "Completion" or "Completion of the Work" means completion of the Work (excluding certain "punch-list" items which are not necessary for the full operation of the Facility), substantially in accordance with the Plans, the Construction Contract, all applicable, zoning, building and other governmental laws, regulations and private restrictions, the Loan Documents, sound construction, engineering and architectural principles and commonly accepted safety standards, and free of rights of third parties and free of defective materials and workmanship; and receipt by FINOVA of the following in form and substance satisfactory to it:

               (a) A certificate of completion from Borrower and its Architect/Engineer and, if FINOVA elects, from FINOVA's Inspector, certifying that the Work has been so completed in accordance with the Loan Documents including, without limitation, the Construction Contract, in a good and workmanlike manner, all utilities necessary to serve the Property have been connected and are operating, and the Improvements are ready for occupancy;

               (b) A Certificate of Completion;

               (c) The "as-built survey" required pursuant to Section 18 of the Construction Covenant Section and "as built plans" for the Property; ----------

               (d) All licenses or approvals for operation within or on the Facility if any; and any other applicable governmental permits, approvals, consents, licenses and certificates for the use and operation of the Facilities as assisted living communities;

               (e) Evidence satisfactory to FINOVA that there are no material judgments or pending litigation or, to the best of Borrower's knowledge, threatened litigation of a material nature outstanding against the Borrower, or the Real Property, including but not limited to litigation or judgments which may affect title or FINOVA's lien position with respect to any of the Collateral or any litigation or judgment which might materially affect the ability of Borrower to perform its Obligations;

               (f) If applicable laws provide that the recording of a notice of completion for the Work will cause the expiration upon a date certain of the statutory period within which mechanics' and similar liens can be filed, verification of the recording of such notice in the manner prescribed by such laws;

               (g) The Re-Issued Title Policy required pursuant to Section 16 of the Construction Covenants Section; and

               (h) Final lien waivers (which may be conditional on payments only with respect to the work, material, equipment, or services to be paid from proceeds of the final Advance).

        "Construction Contract" means a contract (written or oral, now or hereafter in effect) between Borrower and a Contractor, or between any Contractor and any other person or entity relating in any way to the Completion of the Work, including the performing of labor and the furnishing of equipment, materials or services (other than architectural or engineering services), as approved by FINOVA in writing and modified from time to time with FINOVA's prior written consent.

        "Construction Covenants Section" means the Construction-Related Covenants, Representations and Warranties section of the Schedule.

        "Contractual Debt Service" means, for any given accounting period, all regularly scheduled principal and interest payments due under the Note and any other Indebtedness approved by FINOVA.

        "Contractor" means a contractor employed by Borrower to provide labor and/or to furnish equipment, materials or services for any portion of the Work.

        "Contracts, Intangibles, Licenses and Permits" means those property rights which are the subject matter of the Assignment.

        "Conversion Date" has the meaning set forth in Paragraph 6 of Section
3.1 on the Schedule.

FINOVA                                               LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

        "Current Assets" at any date means the amount at which the current assets of Borrower would be shown on a balance sheet of Borrower as at such date, prepared in accordance with GAAP, provided that amounts due from Affiliates and investments in Affiliates shall be excluded therefrom.

        "Current Liabilities" at any date means the amount at which the current liabilities of Borrower would be shown on a balance sheet of Borrower as at such date, prepared in accordance with GAAP.

        "Debt Service After Management Fee Coverage Covenant" has the meaning set forth in Section 10.14 on the Schedule.

        "Debt Service After Management Fee Coverage Ratio" has the meaning set forth in Section 10.14 on the Schedule.

        "Debt Service Coverage Covenant" has the meaning set forth in Section
10.14 on the Schedule.

        "Debt Service Coverage Ratio" has the meaning set forth in Section 10.14 on the Schedule.

        "Default Rate" shall mean the Default Rate of interest more fully described and set forth in Section 3.2 hereof.

        "Deposit Accounts" has the meaning set forth in Section 9-105 of the Code.

        "Distributions" shall have the meaning set forth in the Negative Covenants section of this Schedule.

        "Encino" means Encino Renovation, LLC, a Delaware limited liability company and one of the Borrowers.

        "Encino Facility" means the Encino Hills Terrace located at 16025 Ventura Boulevard, Encino, California, which Facility is owned by Encino.

        "Environmental Certificate" shall mean an Environmental Certificate with Representations, Covenants and Warranties executed by Borrower and such other Loan Parties as required by FINOVA, as it may be from time to time renewed, amended, restated or replaced.

        "Equipment" means all of Borrower's present and hereafter acquired equipment, durable and non-durable medical equipment, machinery, furniture, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, goods and other tangible personal property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

        "ERISA" means the Employment Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

        "ERISA Affiliate" means each trade or business (whether or not incorporated and whether or not foreign) which is or may hereafter become a member of a group of which Borrower is a member and which is treated as a single employer under ERISA Section 4001(b)(1), or IRC Section 414.

        "Event of Default" means any of the events set forth in Section 14.1 of this Agreement.

        "Facility/ies" means, individually, each of the Berkshire Facility, the Encino Facility, and the Rossmore Facility, and collectively, all of the Berkshire Facility, the Encino Facility and the Rossmore Facility. As the context requires, references to an individual Facility applicable to a particular Borrower, or to an individual Borrower generally, shall refer to the Facility to be owned and operated by such Borrower.

        "FINOVA's Inspector" has the meaning set forth in Section 6 of the Construction Covenants Section.

        "Force Majeure Event" means any "Act of God," governmental moratorium, civil commotion, enemy action, fire, strike, casualty, or governmental order, or injunction issued by a court of competent jurisdiction, which are entered for reasons other than for Borrower's acts or omissions which would constitute a default under this Agreement, or similar occurrences beyond Borrower's control.

        "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Boards which are applicable to the circumstances as of the date of determination consistently applied, except that, for the financial covenants set forth in this Agreement, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements delivered to FINOVA prior to the date hereof.

        "General Contract" has the meaning set forth in Section 2.2(A)(i).

        "General Contractor" means the Persons to be designated on Exhibit 1 hereto as to each Facility.

        "General Intangibles" means all general intangibles of Borrower, whether now owned or hereafter created or acquired by Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against FINOVA, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance) tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Receivables by an account debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

        "Governmental Authority" means any nation or government, governmental agency or instrumentality, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

        "Improvements" means all improvements to be constructed upon the Real Property as part of the Work, together with any off-site improvements which must be completed in connection therewith, all as set forth in the Plans and the Construction Contract(s) and as described in the Budget.

        "Incipient Default" means an act or event which with notice, passage of time or both would constitute an Event of Default.

        "Indebtedness" means all of Borrower's present and future obligations, liabilities, debts, claims and indebtedness, contingent, fixed or otherwise, however evidenced, created, incurred, acquired, owing or arising, whether under written or oral agreement, operation of law or otherwise, and includes, without limiting the foregoing (i) the Obligations, (ii) obligations and liabilities of any Person secured by a lien, claim, encumbrance or security interest upon property owned by Borrower, even though Borrower has not assumed or become liable therefor, (iii) obligations and liabilities created or arising under any lease (including Capital Leases) or conditional sales contract or other title retention agreement with respect to property used or acquired by Borrower, even though the rights and remedies of the lessor, seller or lender are limited to repossession, (iv) all unfunded pension fund obligations and liabilities, and
(v) deferred taxes.

        "Interest Reserve" means that portion of the Loan, in the total amount of $3,076,725, as referenced in Section 1.2 on the Schedule, which has been allocated for the payment of interest from the Closing Date through the Amortization Date. The portion of the Interest Reserve allocated to each Borrower is the Allocated Interest Reserve Amount, as specified in Section 1.2 on the Schedule.

        "Inventory" means all of Borrower's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, including all raw materials, supplies, building materials, and other items which are to be incorporated into the Improvements, whether in transit to the Real Property or located upon the Real Property, and regardless of the state of incorporation of such items into the Improvements. Following the Completion of the Work, Inventory shall include all goods, merchandise or other personal property, wherever located, used or consumed by Borrower in the operation of each of the Facilities as an assisted living community.

        "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

        "Lease Assignment" shall mean an Assignment of Leases and Rents assigning to FINOVA as security for the Loan (to the extent assignable under applicable law) the Leases and all rents arising from the Real Property or any portion thereof.

        "Leases" shall mean all of the leases of the Real Property or any portion thereof together with any and all other existing or future leases or other agreements for the use and/or occupancy of the Real Property or any portion thereof by Borrower as landlord, as the same may from time to time be modified or amended.

        "Licenses" means, collectively, the certificate of need for any Facility issued by the healthcare regulatory agency of the state in which the Facility is located and any other licenses or permits necessary or appropriate for the operation of the Facility as an assisted living community.

        "Loan B" means that certain loan, in the principal amount of up to $51,000,000 to be made by FINOVA to the Loan B Borrowers for purposes of the construction and development of the Loan B Facilities.

        "Loan B Borrowers" means, individually and collectively, each of Lynnbrooke - Irvine, LLC, a Delaware limited liability company, Laurel Ridge Development, LLC, a Delaware limited liability company, Inn at Lakewood Development, LLC, a Delaware limited liability company, and Bay Spring Village, LLC, a Delaware limited liability company, all of which are Affiliates of ARV, ABR, and Vintage.

FINOVA                                               LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

        "Loan B Facilities" means, individually and collectively, each of the facilities located in Irvine, California, Highlands Ranch, Colorado, Lakewood, Colorado, and Barrington, Rhode Island, to be developed by the Loan B Borrowers with the proceeds of Loan B.

        "Loan Documents" shall mean, collectively, this Agreement, the Notes, the Mortgages, the Projected Cash Shortfall Protection, the Operating Deficit and Deficiency Payment Agreement, the Assignments, the Account Agreements, the Environmental Certificates, the Subordination Agreements, UCC-1 Financing Statements for filing and recording as required to perfect all of the security interests granted or created pursuant to the Loan Documents, the Lease Assignment, and any other agreement entered into in connection with this Agreement or evidencing, securing or otherwise ancillary to the Loan as more fully described in the Schedule together with all alterations, amendments, changes, extensions, modifications, refinancings, refundings, renewals, replacements, restatements, or supplements, of or to any of the foregoing.

        "Loan Party" means Borrower, ARV, Vintage ABR Hillsdale, each Subordinating Creditor and each other party (other than FINOVA) to any Loan Document.

        "Loan" has the meaning set forth in Section 1.2 hereof.

        "Loan Year" means each twelve (12) month period commencing on the Closing Date.

        "Management Agreements" mean those certain Management Agreement between Borrower and ARV governing the management of the Facilities.

        "Maturity Date" shall mean, for each Borrower, the date upon which the sixtieth (60th) monthly installment payable by such Borrower, as described in Paragraph 7 of Section 3.1 on the Schedule, shall become due and payable.

        "Maximum Interest Rate" has the meaning set forth in Section 3.4(b) hereof.

        "Mortgage" shall mean the deed of trust (if available under applicable state law) or mortgage securing the Note and all of Borrower's obligations under the Loan Documents, and constituting: (a) a first and prior lien on the fee title to the Real Property, including all buildings and improvements now or hereafter located on the Real Property, and all fixtures and attachments of and to the buildings now on the Real Property, if any, and those to be erected on the Real Property and all rights and interest appurtenant thereto; and (b) a first priority assignment of all Borrower's interest in and to the Leases including without limitation all rents, issues or profits therefrom.

        "Multiemployer Plan" means a "multiemployer plan" as defined in ERISA Sections 3(37) or 4001(a)(3) or IRC Section 414(f) which covers employees of Borrower or any ERISA Affiliate.

        "Net Worth" at any date means a Borrower's net worth as determined in accordance with GAAP, consistently applied.

        "Note(s)" shall mean the promissory note or notes of Borrower evidencing the Loan.

        "Notice Date" has the meaning set forth in Section 13.1.

        "Obligations" means all present and future loans, advances, debts, liabilities, obligations, covenants, duties and indebtedness at any time owing by Borrower to FINOVA, whether evidenced by this Agreement, any note or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by FINOVA in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, examination fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, loan fees, prepayment premiums, and any other sums chargeable to Borrower hereunder or under any other agreement with FINOVA.

        "Operating Cash Flow" means, for any period, Borrower's net income or loss (excluding the effect of any extraordinary gains or losses), determined in accordance with GAAP, plus each of the following items, without duplication, to the extent deducted from the revenues of Borrower in the calculation of net income or loss: (i) depreciation; (ii) amortization and other non-cash charges; and (iii) interest expense paid or accrued, including, without limitation, interest on Capital Leases imputed in accordance with GAAP; less, without duplication, each of (a) Tax Distributions actually paid during such period; and
(b) the Replacement Reserve.

        "Operating Deficit and Deficiency Payment Agreement" means those certain credit enhancements to be provided by ARV and Vintage ABR Hillsdale in favor of FINOVA and Rossmore pursuant to Section 2.1(F) on the Schedule.

        "PBGC" means the Pension Benefit Guarantee Corporation.

        "Permanent Loan Installment" has the meaning given in Paragraph 7 under
Section 3.1 on the Schedule.

        "Permitted Discretion" means FINOVA's judgment exercised in good faith based upon its consideration of any factor which FINOVA believes in good faith:
(i) will or could adversely affect the value of any Collateral, the enforceability or priority of FINOVA's liens thereon or the amount which FINOVA would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral; (ii) suggests that any collateral report or financial information delivered to FINOVA by any Person on behalf of the Borrower is incomplete, inaccurate or misleading in any material respect; (iii) materially increases the likelihood of a bankruptcy, reorganization or other insolvency proceeding involving the Borrower, any Loan Party or any of the Collateral; or (iv) creates or reasonably could be expected to create an Event of Default. In exercising such judgment, FINOVA may also take into consideration the financial and business climate of the Borrower's industry and general macroeconomic conditions affecting Borrower. The burden of establishing lack of good faith hereunder shall be on the Borrower.

        "Permitted Encumbrance" means each of the liens, mortgages and other security interests set forth on Exhibit B to the Schedule and incorporated herein by this reference.

        "Permitted Management Fees" means those management fees which are payable to ARV (or any permitted successor manager) pursuant to Management Agreements that have been reviewed and approved by FINOVA.

        "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

        "Plan" means any plan described in ERISA Section 3(2) maintained for employees of Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

        "Plans" has the meaning set forth in Section 11 of the Construction Covenants Section.

        "Post Management Fees Cash Flow" means, for any period, a Borrower's Operating Cash Flow minus Permitted Management Fees paid by Borrower during such period.

        "Prepared Financials" means the balance sheets of Borrower as of the date set forth in the Schedule, and as of each subsequent date on which audited balance sheets are delivered to FINOVA from time to time hereunder, and the related statements of operations, changes in members' equity and changes in cash flow for the periods ended on such dates.

        "Prepayment Premium" has the meaning set forth in Paragraph 4 of Section
3.1 on the Schedule.

        "Prime Rate" means that rate of interest publicly announced by Citibank, N.A., in New York, New York, as Citibank's base lending rate to its most creditworthy commercial customers, notwithstanding the fact that some persons may borrow at rates of interest less than the announced Prime Rate. In the event that Citibank, N.A., ever ceases to publish the Prime Rate, FINOVA shall designate a substitute comparable rate to be used as the benchmark for determining the Interest Rate from among the applicable prime rate or other reference rates published by one of the ten largest commercial lending institutions based in the United States, or alternatively shall select a rate based upon a composite of the standard reference rates published by such institutions.

        "Principal Work-Related Items" means the Plans and all agreements between Borrower and third parties pertaining to the Work, including, without limitation, the Construction Contract(s) and the Architect/Engineer Agreement(s), as approved by FINOVA in writing and modified from time to time with FINOVA's prior written consent.

        "Prohibited Transaction" means any transaction described in Section 406 of ERISA which is not exempt by reason of Section 408 of ERISA, and any transaction described in Section 4975(c) of the IRC which is not exempt by reason of Section 4975(c)(2) of the IRC or otherwise exempt from section 406 of Erisa of 4975(c) of the IRC pursuant to an administrative or personal exemption.

        "Projected Cash Shortfall Protection" means those certain credit enhancements to be provided by ARV in favor of FINOVA and the individual Borrowers pursuant to Section 2.1(E) on the Schedule.

        "Projected Cash Shortfalls" has the meaning set forth in Section 2.1(E) on the Schedule.

        "Project Documents" shall mean all management, shared use, access, engineering, marketing, construction, operating, owners' association and other agreements relating to the use, ownership, or operation of the Facilities and all of Borrower's rights, as a "declarant", "developer", "owner" and/or otherwise under the governing documents and restrictive covenants affecting the Real Property, including, without limitation, the deed or declaration of division, owners' association charters or articles or certificates of incorporation, bylaws and rules and regulations relating thereto whether now existing or hereafter created.

FINOVA                                               LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

        "Real Property" shall mean the parcels of real property legally described on Exhibits A-1, A-2, and A-3 attached to the Schedule and incorporated herein by this reference, upon which the Facilities are located, and all improvements and additions thereto, and all mineral rights, easements and other rights appurtenant thereto, all as more fully described in the Mortgages.

        "Receivables" or "Receivable" means all of Borrower's now owned and hereafter acquired accounts (whether or not earned by performance), proceeds of any letters of credit naming Borrower as beneficiary, contract rights, chattel paper, instruments, documents and all other forms of obligations at any time owing to Borrower, all guaranties and other security therefor, whether secured or unsecured, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party. Receivables includes all accounts and general intangibles, all rights, remedies, guaranties, security interests and liens, all records (other than medical records, unless patient consents with respect thereto have been received) and other property evidencing any and all proceeds which relate to or are associated with such Receivables, subject to confidentiality rights under applicable law and under rights and rules of the Joint Commission for the Accreditation of Healthcare Organizations ("JCAHO").

        "Replacement Reserve" means a reserve for Capital Expenditures, in an amount equal to the following: (i) $350 per unit for Rossmore and (ii) $250 per unit for each of Encino and Berkshire for the one year period commencing upon the Conversion Date and $350 per unit at all times thereafter; provided, however, that Borrowers shall only be required to maintain the Replacement Reserve, and the Replacement Reserve shall only be deducted in determining Operating Cash Flow, for the period commencing with the Start Date applicable to such Borrower.

        "Reportable Event" means a reportable event described in Section 4043 of ERISA or the regulations thereunder, a withdrawal from a Plan described in
Section 4063 of ERISA, or a cessation of operations described in Section 4068(f) of ERISA.

        "Required Completion Assurance Deposits" shall mean all amounts deposited by Borrower with FINOVA pursuant to Section 23 of the Construction Covenants Section.

        "Required Completion Date" shall mean, with respect to Encino and Berkshire, the date which is twelve (12) months after the applicable Closing Date, subject to Force Majeure Events not exceeding sixty (60) days in the aggregate, and, with respect to Rossmore, the date which is twenty (20) months after the Pre-Closing Date, subject to Force Majeure Events not exceeding sixty
(60) days in the aggregate.

        "Reserve Account" shall have the meaning set forth in Section 10.20.

        "Rossmore" means Rossmore Renovation, LLC, a Delaware limited liability company and one of the Borrowers.

        "Rossmore Facility" means the Rossmore House located at 445 North Rossmore, Los Angeles, California, which Facility is to be acquired and operated by Rossmore.

        "Schedule" has the meaning set forth in the preamble.

        "Start Date" has the meaning set forth in Section 10.14 on the Schedule.

        "Subordinated Debt" means liabilities of Borrower the repayment of which is subordinated, to the payment and performance of the Obligations, pursuant to a subordination agreement acceptable to FINOVA.

        "Subordination Agreement" shall have the meaning set forth in Section
10.15 hereof.

        "Subordinating Creditor" means each of the members of Borrower and ARV.

        "Tax Distributions" shall have the meaning set forth in the Negative Covenants, Section 11 of the Schedule.

        "Title Agent" shall mean Fidelity National Title Insurance Company.

        "Title Company" shall mean Fidelity National Title Insurance Company.

        "Title Policy" shall have the meaning set forth in Section 2.1(l) of the Loan Agreement

        "Total Facility" has the meaning set forth on the Schedule.

        "Trademarks, Licenses and Patents" means all of Borrower's right, title and interest in and to: (i) trademarks, trademark registrations, trade names, trade name registrations, and trademark or trade name applications, including without limitation such as are listed on the Schedule as the same may be amended from time to time, and (a) renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereof, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, (d) all rights corresponding thereto throughout the world, and (e) the goodwill of the business operated by assignor connected with and symbolized by any trademarks or trade names; (ii) license agreements, including without limitation such as are listed on the Schedule and the right to prepare for sale, sell, and advertise for sale any Inventory now or hereafter owned by Assignor and now or hereafter covered by such licenses; and (iii) patents and patent applications, registered or pending, including without limitation such as are listed on the Schedule, attached hereto, together with all income, royalties, shop rights, damages and payments thereto, the right to sue for infringements thereof, and all rights thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and all goodwill of the business connected with the use of and symbolized by such patents.

        "Uncovered Cost of the Work" shall mean the amount equal to the excess (if any) of (a) the remaining unpaid costs of Completion of the Work over (b) the committed and undisbursed portion of the Loan and any Required Completion Assurance Deposits held by FINOVA.

        "Vintage" means Vintage Senior Housing, LLC, a California limited liability company and an Affiliate of each Borrower.

        "Vintage ABR Development" means Vintage/ABR (Development), LLC, a Delaware limited liability company and, indirectly, the minority owner of each Loan B Borrower.

        "Vintage ABR Hillsdale" means Vintage/ABR (Hillsdale), LLC, a Delaware limited liability company and the minority member of each Loan A Borrower.

        "Vintage/Davidson " means Vintage/Davidson, LLC, a California limited liability company.

        "Work" means the construction of the Improvements with respect to each of the Facilities and the installation of any and all furniture, furnishings, fixtures and/or equipment required by this Agreement or shown as costs on the Budget, the Plans or the Construction Contract(s) for the Improvements.

        "Work Progress Schedule" shall mean a schedule showing that planned timing, progress of construction and completion date for the development and the construction of the Improvements with respect to each of the Facilities in the form attached to the Schedule as Exhibit D.

        "Work-Related Advance" means any Advance made for the purpose of paying or reimbursing Borrower for the costs of the Work.

        "Work-Related Advance Request" means the written application of Borrower on FINOVA's standard forms made by Borrower specifying by name and amount all parties to whom Borrower is obligated for labor, materials, equipment or services supplied for the Completion of the Work whether or not specified in the Budget, and requesting a Work-Related Advance for payment of such items, accompanied by an Affidavit of Borrower and such schedules, affidavits, releases, waivers, statements, invoices, bills and other documents as FINOVA may request.

        15.2 Other Terms. All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP, consistently applied. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.


16.     MISCELLANEOUS.

        16.1 Recourse to Security; Certain Waivers. All Obligations shall be payable by Borrower as provided for herein and, in full, at the termination of this Agreement; recourse to security shall not be required at any time. Borrower waives presentment and protest of any instrument and notice thereof, notice of default and, to the extent permitted by applicable law, all other notices to which Borrower might otherwise be entitled.

        16.2 No Waiver by FINOVA. Neither FINOVA's failure to exercise any right, remedy or option under this Agreement, any supplement, the Loan Documents or other agreement between FINOVA and Borrower nor any delay by FINOVA in exercising the same shall operate as a waiver. No waiver by FINOVA shall be effective unless in writing and then only to the extent stated. No waiver by FINOVA shall affect its right to require strict performance of this Agreement. FINOVA's rights and remedies shall be cumulative and not exclusive.

        16.3 Binding on Successor and Assigns. All terms, conditions, promises, covenants, provisions and warranties shall inure to the benefit of and bind FINOVA's and Borrower's respective representatives, successors and assigns.

        16.4 Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

        16.5 Amendments; Assignments. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Borrower and FINOVA. Borrower may not sell, assign or transfer any interest in this Agreement or any other Loan Document, or any portion thereof, including, without limitation, any of Borrower's rights, title, interests,

FINOVA                                               LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

remedies, powers and duties hereunder or thereunder. Borrower hereby consents to FINOVA's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, FINOVA's rights, title, interests, remedies, powers and duties hereunder or thereunder. In connection therewith, FINOVA may disclose all documents and information which FINOVA now or hereafter may have relating to Borrower or Borrower's business. To the extent that FINOVA assigns its rights and obligations hereunder to a third party, FINOVA shall thereafter be released from such assigned obligations to Borrower and such assignment shall effect a novation between Borrower and such third party.

        16.6 Integration. This Agreement, together with the Schedule (which is a part hereof) and the other Loan Documents, reflect the entire understanding of the parties with respect to the transactions contemplated hereby.

        16.7 Governing Law; Waivers. THIS AGREEMENT SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAWS RULES) OF THE STATE OF ARIZONA GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF MARICOPA IN THE STATE OF ARIZONA OR, AT THE SOLE OPTION OF FINOVA, IN ANY OTHER COURT IN WHICH FINOVA SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. BORROWER WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. BORROWER FURTHER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE IN THE MANNER SET FORTH IN
SECTION 16.12 HEREOF FOR THE GIVING OF NOTICE. BORROWER FURTHER WAIVES ANY RIGHT IT MAY OTHERWISE HAVE TO COLLATERALLY ATTACK ANY JUDGMENT ENTERED AGAINST IT.

        16.8 Survival. All of the representations and warranties of Borrower contained in this Agreement shall survive the execution, delivery and acceptance of this Agreement by the parties. No termination of this Agreement or of any guaranty of the Obligations shall affect or impair the powers, obligations, duties, rights, representations, warranties or liabilities of the parties hereto and all shall survive such termination.

        16.9 Evidence of Obligations. Each Obligation may, in FINOVA's discretion, be evidenced by notes or other instruments issued or made by Borrower to FINOVA. If not so evidenced, such Obligation shall be evidenced solely by entries upon FINOVA's books and records.

        16.10 Collateral Security. The Obligations shall constitute one loan secured by the Collateral. FINOVA may, in its sole discretion, (i) exchange, enforce, waive or release any of the Collateral, (ii) apply Collateral and direct the order or manner of sale thereof as it may determine, and (iii) settle, compromise, collect or otherwise liquidate any Collateral in any manner without affecting its right to take any other action with respect to any other Collateral.

        16.11 Application of Collateral. FINOVA shall have the continuing and exclusive right to apply or reverse and re-apply any and all payments to any portion of the Obligations in such order and manner as FINOVA shall determine in its sole discretion. To the extent that Borrower makes a payment or FINOVA receives any payment or proceeds of the Collateral for Borrower's benefit which is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by FINOVA.

        16.12 Notices. Any notice required hereunder shall be in writing and addressed to Borrower and FINOVA at their addresses set forth at the beginning of this Agreement. Notices hereunder shall be deemed received on the earlier of receipt, whether by mail, personal delivery, facsimile, or otherwise, or three
(3) Business Days following deposit in the United States mail, postage prepaid.

        16.13 Brokerage Fees. Borrower represents and warrants to FINOVA that, with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission, and Borrower agrees to indemnify and hold FINOVA harmless against any and all such claims. Borrowers and FINOVA each hereby confirm that no broker or mortgage banker has been engaged, or is entitled to any commission or brokerage fees, in connection with the transactions contemplated by this Agreement.

        16.14 Disclosure. No representation or warranty made by Borrower in this Agreement, or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or which reasonably should be known to Borrower which Borrower has not disclosed to FINOVA in writing with respect to the transactions contemplated by this Agreement which materially and adversely affects the business, assets, operations, prospects or condition (financial or otherwise), of Borrower.

        16.15 Publicity. FINOVA is hereby authorized to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof. Borrower shall it its expense, erect a sign upon the Real Property within thirty (30) days following the Closing Date indicating that FINOVA is the source of the financing of the construction of the Improvements with such sign to contain FINOVA's "logo" and be subject to the reasonable approval of FINOVA. FINOVA agrees to supply Borrower with "camera-ready" artwork for inclusion with such sign.

        16.16 Captions. The Section titles contained in this Agreement are without substantive meaning and are not part of this Agreement.

        16.17 Injunctive Relief. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its Obligations under this Agreement, any remedy at law may prove to be inadequate relief to FINOVA. Therefore, FINOVA, if it so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

        16.18 Counterparts. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

        16.19 Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

        16.20 Time of Essence. Time is of the essence for the performance by Borrower of the Obligations set forth in this Agreement.

        16.21 Limitation of Actions. Borrower agrees that any claim or cause of action by Borrower against FINOVA, or any of FINOVA's directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Agreement, or any other present or future agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, whether or not relating hereto or thereto, occurred, done, omitted or suffered to be done by FINOVA, or by FINOVA's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within the applicable statute of limitations, which begins on the date upon which Borrower, in the exercise of reasonable diligence should have discovered the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of FINOVA or any other person authorized to accept service of process on behalf of FINOVA, within thirty (30) days thereafter. Borrower agrees that such statute of limitations period of time is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The statute of limitations period provided herein shall not be waived, tolled, or extended except by a specific written agreement of FINOVA. This provision shall survive any termination of this Loan Agreement or any other agreement.

        16.22 Liability. Neither FINOVA nor any FINOVA Affiliate shall be liable for any indirect, special, incidental or consequential damages in connection with any breach of contract, tort or other wrong relating to this Agreement or the Obligations or the establishment, administration or collection thereof (including without limitation damages for loss of profits, business interruption, or the like), whether such damages are foreseeable or unforeseeable, even if FINOVA has been advised of the possibility of such damages. Neither FINOVA, nor any FINOVA Affiliate shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Borrower through the ordinary negligence of FINOVA, or any FINOVA Affiliate. "FINOVA Affiliate" shall mean FINOVA's directors, officers, employees, agents, attorneys or any other person or entity affiliated with or representing FINOVA.

        16.23 Notice of Breach by FINOVA. Borrower agrees to give FINOVA written notice of (i) any action or inaction by FINOVA or any attorney of FINOVA in connection with any Loan Documents that may be actionable against FINOVA or any attorney of FINOVA or (ii) any defense to the payment of the Obligations for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. Borrower agrees that unless such notice is fully given as promptly as possible (and in any event within thirty (30) days) after Borrower has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action, inaction or defense, Borrower shall not assert, and Borrower shall be deemed to have waived, any claim or defense arising therefrom.

        16.24 MUTUAL WAIVER OF RIGHT TO JURY TRIAL. FINOVA AND BORROWER EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; (II) ANY OTHER PRESENT OR FUTURE

FINOVA                                               LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

INSTRUMENT OR AGREEMENT BETWEEN FINOVA AND BORROWER; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF FINOVA OR BORROWER OR ANY OF THEIR MEMBERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH FINOVA OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

        16.25 Indemnification. Borrower shall indemnify, defend and hold FINOVA harmless from and against all claims, costs, expenses, actions, suits, proceedings, losses, damages, and liabilities of any kind whatsoever, including but not limited to, attorneys' fees and expenses, arising out of any matter relating to the Loan or to the ownership, development, construction, sale, rental or financing of the Real Property and whether resulting from internal disputes of Borrower, disputes between Borrower and any Affiliate or whether involving other third persons or entities, or out of any other matter whatsoever related to this Agreement, any of the Loan Documents or any property encumbered thereby; excluding, however, claims, costs, expenses, actions, suits, proceedings, losses, damages and liabilities of any kind whatsoever which result from FINOVA's gross negligence or willful misconduct. This indemnity provision shall continue in full force and effect and shall survive not only the making of the Loan and all advances thereof but shall also survive the repayment of the Loan and the performance of all of Borrower's other Obligations under this Agreement.

        16.26 Additional Documents. Borrower shall execute and deliver any and all documents which may reasonably be requested by FINOVA in order to effectuate the purposes of this Agreement.

        16.27 No Third-Party Beneficiary. This Agreement is made solely between Borrower and FINOVA. No other person shall have any right of action hereunder. Borrower and FINOVA expressly agree that no person shall be a third-party beneficiary to this Agreement.

        16.28 Incorporation. The Recitals and all of the exhibits attached hereto are an integral part hereof and are fully incorporated herein by this reference.

        16.29 No Joint Venture. Under no circumstances shall FINOVA and Borrower be deemed partners and/or joint venturers with respect to the Real Property, the Facilities, the Loan, or any other agreement between the parties.


                           [SIGNATURE PAGE TO FOLLOW]

        SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT



Borrower:

                                      ROSSMORE RENOVATION, LLC,
                                      a Delaware limited liability company

WITNESS:                              By: ARV Assisted Living, Inc., a Delaware
                                          corporation, Manager

/s/ Bernard Wheeler-Medley            By: /s/ Sheila M. Muldoon
-------------------------------          -------------------------------
Name:  Bernard Wheeler-Medley            Sheila M. Muldoon
                                         Senior Vice President

WITNESS:                              By: Vintage/ABR (Hillsdale), LLC,
                                          a Delaware limited liability
                                          company, Manager

/s/ Todd J. Deltufo                   By: /s/ Thomas R. Burton
-------------------------------           -------------------------------
Name: Todd J. Deltufo                     Thomas R. Burton
                                          Manager

/s/ Bernard Wheeler-Medley            By: /s/ Eric K. Davidson
-------------------------------           -------------------------------
Name:  Bernard Wheeler-Medley             Eric K. Davidson
     -------------------------------      Manager


THE STATE OF California              )
-------------------------------------
                                     )
COUNTY OF Orange                     )
-------------------------------------

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Sheila M. Muldoon, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Karen Gerner
                                        -------------------------------------
                                        Notary Public
(SEAL)

My Commission Expires:

-------------------------------------

THE STATE OF Maryland                 )
-------------------------------------
                                      )
COUNTY OF Baltimore                   )
-------------------------------------

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Thomas R. Burton, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                   /s/ Patricia L. Baxivanos
                                   -------------------------------------
                                   Notary Public
(SEAL)
My Commission Expires:

        10/1/99
-------------------------------------


THE STATE OF California               )
-------------------------------------
                                      )
COUNTY OF Orange                      )
-------------------------------------

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Eric K. Davidson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Karen Gerner
                                        -------------------------------------
                                        Notary Public
(SEAL)
My Commission Expires:


-------------------------------------

                                      ENCINO RENOVATION, LLC,
                                      a Delaware limited liability company

WITNESS:                              By: ARV Assisted Living, Inc., a Delaware
                                          corporation, Manager

/s/ Bernard Wheeler-Medley            By: /s/ Sheila M. Muldoon
-------------------------------          -------------------------------
Name: Bernard Wheeler-Medley            Sheila M. Muldoon
    ---------------------------         Senior Vice President

WITNESS:                              By: Vintage/ABR (Hillsdale), LLC,
                                          a Delaware limited liability company,
                                          Manager

/s/ Todd J. Deltufo                   By:    /s/ Thomas R. Burton
-------------------------------          -------------------------------
Name: Todd J. Deltufo                    Thomas R. Burton
    ---------------------------          Manager

/s/ Bernard Wheeler-Medley            By:    /s/ Eric K. Davidson
-------------------------------          -------------------------------
Name: Bernard Wheeler-Medley             Eric K. Davidson
    ---------------------------          Manager

THE STATE OF California              )
-------------------------------------
                                     )
COUNTY OF Orange                     )
-------------------------------------

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Sheila M. Muldoon, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Karen Gerner
                                        -------------------------------------
                                        Notary Public
(SEAL)

My Commission Expires:


-------------------------------------

THE STATE OF Maryland                 )
-------------------------------------
                                      )
COUNTY OF Baltimore                   )
-------------------------------------

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Thomas R. Burton, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                   /s/ Patricia L. Baxivanos
                                   -------------------------------------
                                   Notary Public

(SEAL)
My Commission Expires:

        10/1/99
-------------------------------------

THE STATE OF California              )
-------------------------------------
                                     )
COUNTY OF Orange                     )
-------------------------------------

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Eric K. Davidson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   /s/ Karen Gerner
                                   -------------------------------------
                                   Notary Public
(SEAL)
My Commission Expires:


-------------------------------------

                                      BERKSHIRE RENOVATION, LLC,
                                      a Delaware limited liability company

WITNESS:                              By: ARV Assisted Living, Inc., a Delaware
                                          corporation, Manager

/s/ Bernard Wheeler-Medley            By: /s/ Sheila M. Muldoon
-------------------------------          -------------------------------
Name:  Bernard Wheeler-Medley            Sheila M. Muldoon
                                         Senior Vice President

WITNESS:                              By: Vintage/ABR (Hillsdale), LLC,
                                          a Delaware limited liability company,
                                          Manager

 /s/ Todd J. Deltufo                  By:    /s/ Thomas R. Burton
-------------------------------          -------------------------------
Name: Todd J. Deltufo                    Thomas R. Burton
     --------------------------          Manager

/s/ Bernard Wheeler-Medley            By:    /s/ Eric K. Davidson
-------------------------------          -------------------------------
Name: Bernard Wheeler-Medley             Eric K. Davidson
-------------------------------          Manager

THE STATE OF California              )
-------------------------------------
                                     )
COUNTY OF Orange                     )
-------------------------------------

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Sheila M. Muldoon, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Karen Gerner
                                        -------------------------------------
                                        Notary Public
(SEAL)

My Commission Expires:


-------------------------------------

THE STATE OF Maryland                 )
-------------------------------------
                                      )
COUNTY OF Baltimore                   )
-------------------------------------

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Thomas R. Burton, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                   /s/ Patricia L. Baxivanos
                                   -------------------------------------
                                   Notary Public
(SEAL)
My Commission Expires:

        10/1/99
-------------------------------------


THE STATE OF California              )
-------------------------------------
                                     )
COUNTY OF Orange                     )
-------------------------------------

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Eric K. Davidson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                   /s/ Karen Gerner
                                   -------------------------------------
                                   Notary Public
(SEAL)
My Commission Expires:


-------------------------------------


FINOVA:
FINOVA CAPITAL CORPORATION,
a Delaware corporation


By: /s/ Anne M. McNeil
   ----------------------------
   Vice President